                                                                   EXHIBIT 10.32


                                           .***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTION 200.80(B)(4),
                                                            200.83 AND 240.24B-2


                           DEVELOPMENT, MANUFACTURING
                                       AND
                               MARKETING AGREEMENT


                                     BETWEEN
                          BAXTER HEALTHCARE CORPORATION
                                       AND
                                CERUS CORPORATION



                                  APRIL 1, 1996

                             AS AMENDED AND RESTATED

                                  JUNE 30, 1998

                                TABLE OF CONTENTS


                                                                                              PAGE
                                                                                              ----
1.      BACKGROUND..........................................................................    1

2.      DEFINITION OF TERMS.................................................................    1

3.      COOPERATIVE DEVELOPMENT WORK........................................................   11

        3.1    Period; Objective............................................................   11

        3.2    Management Board.............................................................   11

               (a)    Constitution..........................................................   11

               (b)    Project Committees....................................................   11

               (c)    Patent Committee......................................................   12

               (d)    Voting................................................................   12

               (e)    Disputes..............................................................   13

        3.3    Review Of Budget, Benchmarks; Approved Projects..............................   13

               (a)    The Red Cell Project..................................................   14

               (b)    The S59 FFP Project...................................................   15

               (c)    Other Projects........................................................   16

        3.4    Exchange Of Information......................................................   16

        3.5    Cost Sharing.................................................................   16

        3.6    Testing And Regulatory Expenses..............................................   17

               (a)    Testing Expenses......................................................   17

               (b)    Regulatory Expenses...................................................   17

        3.7    Budget Contingencies.........................................................   17

               (a)    Exceeding Initial Budget..............................................   17

               (b)    Reconciliation Of Expenditures........................................   17

        3.8    New Technologies.............................................................   18

        3.9    Coordination and Facilitation of Communications..............................   19

4.      EQUITY PURCHASE.....................................................................   20

        4.1    Baxter Purchase Of Equity In Cerus...........................................   20

        4.2    Standstill By Baxter.........................................................   22

5.      SUPPLY OF CERUS COMPOUND AND SYSTEM MANUFACTURING...................................   24

        5.1    Cerus Responsibilities.......................................................   24

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                              PAGE
                                                                                              ----
        5.2    Baxter Responsibilities......................................................   24

        5.3    Instrument Production........................................................   25

        5.4    System Specifications........................................................   25

        5.5    Cerus Specifications.........................................................   25

        5.6    Source Of Supply.............................................................   25

        5.7    Failure Of Cerus To Meet Baxter Requirements.................................   25

        5.8    System Improvements..........................................................   25

6.      MARKETING AND DISTRIBUTION RIGHTS:  EXCLUSIVE DISTRIBUTION RIGHTS...................   26

        6.1    Commercialization............................................................   26

        6.2    Meetings Concerning Marketing................................................   26

        6.3    Exclusive Relationship.......................................................   26

        6.4    Competing Products...........................................................   26

        6.5    Commencement, Cessation Of Marketing.........................................   27

        6.6    Achievement Of Market Share..................................................   27

        6.7    Supply Of Baxter Goods.......................................................   28

        6.8    Requalification..............................................................   28

        6.9    Management Board Access To And Review Of Marketing And Distribution
               Information..................................................................   28

        6.10   Baxter Termination of Distribution for S59 FFP Systems.......................   28

        6.11   Baxter Termination of Supply of Goods for S59 FFP Systems....................   29

        6.12   Cerus Termination of Baxter Manufacturing Rights for S59 FFP Systems.........   29

        6.13   Cerus Termination of Distribution Rights for S59 FFP Systems.................   29

7.      REVENUE SHARING.....................................................................   30

        7.1    Revenue Sharing Payments.....................................................   30

        7.2    Baxter Sourcing Cerus Compounds..............................................   30

        7.3    Cerus As Seller Of Systems...................................................   30

        7.4    Licensing Of Rights Arising Under This Agreement.............................   30

        7.5    Distributor Sales............................................................   31

8.      PATENTS, KNOW-HOW, LICENSE GRANTS...................................................   31

        8.1    Cerus Sole Ownership.........................................................   31

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                              PAGE
                                                                                              ----
        8.2    Baxter Sole Ownership........................................................   31

        8.3    Joint Ownership..............................................................   31

        8.4    License......................................................................   32

        8.5    Cerus Rights.................................................................   33

        8.6    Cross-License As To Instruments And Compound Removal Devices;
               Exploitation Of Joint Inventions Outside The Field...........................   33

        8.7    Excluded Products............................................................   34

        8.8    Notice Of Sole Rights........................................................   34

        8.9    Other Agreements.............................................................   34

        8.10   Regulatory Files.............................................................   34

        8.11   Rights Under Government-Sponsored Research...................................   35

9.      PROSECUTION OF PATENT RIGHTS........................................................   35

        9.1    Cerus Patents................................................................   35

        9.2    Baxter Patents...............................................................   35

        9.3    Joint Patents................................................................   35

        9.4    Prior Art; Review And Comment................................................   35

        9.5    Project Patents; Licensing Payments to Third Parties.........................   35

        9.6    Patent Expenses..............................................................   36

        9.7    Election Not To Pay Expenses.................................................   36

10.     TRADEMARKS..........................................................................   37

        10.1   Baxter Trademarks............................................................   37

        10.2   Cerus Trademarks.............................................................   37

11.     CONFIDENTIAL INFORMATION............................................................   37

        11.1   Confidentiality Agreement....................................................   37

        11.2   Use Of Consultants...........................................................   37

12.     CESSATION OF COOPERATIVE DEVELOPMENT WORK...........................................   37

        12.1   Cessation....................................................................   37

        12.2   Cessation Payment............................................................   38

        12.3   Section 12 Not Applicable to S59 FFP.........................................   39

13.     REPORTS.............................................................................   39

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                              PAGE
                                                                                              ----
        13.1   Quarterly Sales Reports......................................................   39

        13.2   Cost Of Goods/Base Revenue...................................................   39

14.     BOOKS AND RECORDS...................................................................   39

        14.1   Records......................................................................   39

        14.2   Retention....................................................................   40

        14.3   Interest.....................................................................   40

15.     TERM................................................................................   40

16.     BREACH..............................................................................   40

        16.1   Material Breach..............................................................   40

        16.2   Rights On Termination........................................................   40

17.     REPRESENTATIONS AND INDEMNITIES.....................................................   41

        17.1   Cerus Representations........................................................   41

        17.2   Cerus Indemnification -- Representations And Warranties......................   41

        17.3   Cerus Indemnification -- Products............................................   41

        17.4   Insurance....................................................................   42

        17.5   Baxter Representations.......................................................   42

        17.6   Baxter Indemnification - Representations And Warranties......................   42

        17.7   Baxter Indemnification - Products............................................   43

        17.8   Baxter Insurance.............................................................   43

18.     INFRINGEMENT........................................................................   43

        18.1   Defense Of Third Party Infringement Suits....................................   43

        18.2   Suits For Infringement By Others.............................................   43

19.     PREFERRED STOCK PURCHASE............................................................   44

20.     GENERAL.............................................................................   44

        20.1   Entire Agreement.............................................................   44

        20.2   Relationship Of Parties......................................................   44

        20.3   Senior Baxter Contact........................................................   44

        20.4   Senior Cerus Contact.........................................................   44

        20.5   Severability.................................................................   44

        20.6   Force Majeure................................................................   45

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                              PAGE
                                                                                              ----
        20.7   Notices......................................................................   45

        20.8   Binding......................................................................   45

        20.9   Governing Law................................................................   46

        20.10  Venue........................................................................   46

        20.11  Disbursements................................................................   46

        20.12  Publicity....................................................................   46

        20.13  Survival.....................................................................   46

                           DEVELOPMENT, MANUFACTURING
                             AND MARKETING AGREEMENT


        THIS AGREEMENT ("Agreement") between BAXTER HEALTHCARE CORPORATION, a Delaware corporation ("BHC") with principal offices at One Baxter Parkway, Deerfield, Illinois 60015, and CERUS CORPORATION, a Delaware corporation, successor in interest to STERITECH, INC., a California corporation, with principal offices at 2525 Stanwell Drive, Concord, California 94520, is effective as of the 1st day of April, 1996 ("Effective Date") and is amended and restated effective as of June 30, 1998 (the "First Amendment Effective Date").

1.      BACKGROUND.

        1.1 Cerus has substantial knowledge and expertise in the area of inactivation of pathogens for the decontamination of blood products. Baxter has substantial knowledge and expertise in the research, development, manufacture and distribution of healthcare products including those relating to the collection, preservation, processing, manipulation, storage and treatment of blood and blood components.

        1.2 The parties are interested in the development and commercialization of products and/or systems which provide a customer with instrumentation, disposables and compounds for use in ex-vivo inactivation of pathogens for the decontamination of human blood cells and human blood components intended for human use.


2.      DEFINITION OF TERMS.

        The words appearing in capitalized form throughout this Agreement shall have the meanings assigned to them in this Section 2.

        APPROVED DISTRIBUTOR means any company, other than a company (or any of its affiliates) that manufactures blood collection products or any distributor of blood collection products identified in a letter from Baxter to Cerus dated the Effective Date. For the purposes of this definition, an "affiliate" of a company shall mean an entity controlling, controlled by, or under common control with such company. "Control" for the purposes of this definition shall mean fifty percent (50%) ownership.

        APPROVED PROJECT FIELD means (a) that subset of the Field comprising solely the ex vivo inactivation of pathogens for decontamination of (i) human red blood cells through use of ALE compounds and (ii) FFP through use of psoralens, in each case of clause (i) and (ii) otherwise meeting the limitations set forth in the definition of the Field, and (b) each such other subset of the Field as shall become the subject of a Project under this Agreement pursuant to
Section 3.8 hereof.

        ALE means anchor linker effector, as defined in that certain letter dated March 14, 1996 from Kathryn P. Wilke of Cerus to Joseph B. Barrett of Baxter.

        BASE REVENUE means for any Integrated Inactivation Set as of any measurement date the average net sales price (computed using the same adjustments as provided in paragraphs (a) and (b) of the definition of NET SALES) of a comparable set without an Inactivation Package ("Base


                                       1.

Set") during the three full calendar months preceding such date, and in the case of each new Integrated Inactivation Set, during the three full months preceding the first sale of such Integrated Inactivation Set ("Initial Base Revenue"). Base Revenue shall be adjusted, with respect to the sales of each Integrated Inactivation Set in each quarter commencing with the first full calendar quarter after its first sale, to

               (a) an amount equal to the average net sales price (computed using the same adjustments as provided in paragraphs (a) and (b) of the definition of NET SALES) of a comparable Base Set during three full calendar months preceding the first day of such calendar quarter, if there exists throughout such period a large blood collection market for such comparable Base Set, or

               (b) if there does not exist throughout such period a large blood collection market for such Base Set, an amount equal to:

                      x
               y  -  --- where
                      z

               (x) equals the average Net Sales price for such Integrated Inactivation Set in such quarter;

               (y) equals the Base Revenue for such Base Set during the most recent three full month period in which there continuously existed a large clinical market for such Base Set, and

               (z) equals the average Net Sales price for such Integrated Inactivation Set during such three full month period (or shorter period since first sale of such Integrated Inactivation Set).

Baxter shall provide to Cerus information supporting such average net sales price within sixty (60) days after the last day of the first calendar quarter in which the first sale of each Integrated Inactivation Set occurs and sixty (60) days after the last day of each calendar quarter thereafter. For the purposes of this definition, a "large blood collection market" shall be deemed to exist for any Base Set in any three-month period if Baxter has sales of such Base Set into the blood collection (for transfusion) market of at least twenty-five percent (25%) of the number of units of such Base Set that were sold in the three-month period immediately preceding the first sale of the comparable Integrated Inactivation Set. Baxter shall provide to Cerus within sixty (60) days after the last day of each calendar quarter information for each such Base Set evidencing whether or not there exists a large clinical market.

        BASE SET has the meaning set forth in the definition of Base Revenue.

        BAXTER means BHC and its affiliates, including, but not limited to, divisions and subsidiaries, and also including its parent company, Baxter International Inc. and its affiliates, including, but not limited to, divisions and subsidiaries. A company shall be considered an affiliate of BHC if it is at least forty percent (40%) owned or controlled by BHC or Baxter International Inc.


                                       2.

        BAXTER COMPOUNDS means any and all New Technology Compounds developed by, licensed to, acquired by or otherwise commercially accessible to Baxter prior to the Effective Date or in the course of the Cooperative Development Work.

        BAXTER DESIGNATED CONSULTANTS means those persons who act on a regular basis as consultants of Baxter, as adjuncts to Baxter management or staff, or as members of the scientific advisory board or other boards or committees, as distinguished from consultants or contractors who are engaged to perform specific tasks in connection with the Cooperative Development Work.

        BAXTER INVENTION means an Invention that is solely owned by Baxter, or which Baxter has the right to control the use of, relating to the Field and any System, including methods for manufacture or use of Baxter Compounds and Systems or portions thereof.

        BAXTER KNOW-HOW means Know-How proprietary to Baxter that is solely owned by Baxter, or which Baxter has the right to control the use of, relating to the Field and any System, including methods for manufacture or use of Baxter Compounds and Systems or portions thereof. The term Baxter Know-How includes, and is limited to, any of the foregoing in existence as of the Effective Date or created or acquired during the term of the Cooperative Development Work.

        BAXTER NONCASH CONTRIBUTION shall be deemed to be [...***...] for the Red Cell Project, [...***...] for the S59 FFP Project and such amount as the parties may agree for any other Project, provided that if the parties do not so agree, the Baxter Noncash Contribution for such Project shall be one-half of the Initial Budget for the total Project, the amount of the Baxter Noncash Contribution in each case being subject to adjustment as provided herein.

        BAXTER PATENTS means all United States and foreign patent applications and patents that relate to the Approved Project Field and have claims reading on Baxter Compounds or compositions or formulations thereof, or otherwise reading on a System or portion thereof, or methods for manufacture or use of such System or Baxter Compound, owned by Baxter or licensed to Baxter with the right to sublicense, including any continuations, divisions, reissues, re-examinations and all foreign counterparts thereof. The term Baxter Patents includes, and is limited to, any of the foregoing in existence as of the Effective Date or claiming an invention conceived or discovery made, or which are acquired, during the term of the Cooperative Development Work.

        BAXTER PROJECT INVENTION means an Invention conceived by employees and/or agents of Baxter (including Baxter Designated Consultants, but excluding Inventions made solely by Contractors) alone or with third parties (excluding Cerus) during the term of this Agreement pursuant to the Cooperative Development Work. Without limiting the foregoing, Baxter Project Invention also includes any such Invention conceived by employees or agents of a Contractor jointly with employees or agents of Baxter (but not of Cerus).

        BULK FORM means Cerus Compounds which are not packaged in final form.

--------
* CONFIDENTIAL TREATMENT REQUESTED


                                       3.

        CERUS means Cerus Corporation, a company organized under the laws of California and its affiliates, including, but not limited to, divisions and subsidiaries. A company shall be considered an affiliate of Cerus if it is at least forty percent (40%) owned or controlled by Cerus.

        CERUS COMPOUND(S) means any and all psoralen compounds, ALE compounds and New Technology Compounds developed by, licensed to, acquired by or otherwise commercially accessible to Cerus prior to the Effective Date or in the course of the Cooperative Development Work.

        CERUS DESIGNATED CONSULTANTS means those persons who act on a regular basis as consultants of Cerus, as adjuncts to Cerus management or staff, or as members of the scientific advisory board or other boards or committees, as distinguished from consultants or contractors who are engaged to perform specific tasks in connection with the Cooperative Development Work.

        CERUS INVENTION means an Invention that is solely owned by Cerus, or which Cerus has the right to control the use of, relating to the Field and any System, including methods for manufacture or use of Cerus Compounds and Systems or portions thereof.

        CERUS KNOW-HOW means Know-How proprietary to Cerus that is solely owned by Cerus, or which Cerus has the right to control the use of, relating to the Field and any System, including methods for manufacture or use of Cerus Compounds and Systems or portions thereof. The term Cerus Know-How includes, and is limited to, any of the foregoing in existence as of the Effective Date or created or acquired during the term of the Cooperative Development Work.

        CERUS NONCASH CONTRIBUTION shall be deemed to be [...***...] for the Red Cell Project, [...***...] for the S59 FFP Project and such amount as the parties may agree for any other Project, provided that if the parties do not so agree, the Cerus Noncash Contribution for such Project shall be one-half of the Initial Budget for the total Project, the amount of the Cerus Noncash Contribution in each case being subject to adjustment as provided herein.

        CERUS PATENTS means all United States and foreign patent applications and patents that relate to the Approved Project Field and have claims reading on Cerus Compounds or compositions or formulations thereof, or otherwise reading on a System or portion thereof, or methods for manufacture or use of such System or Cerus Compound, owned by Cerus or licensed to Cerus with the right to sublicense, including any continuations, divisions, reissues, re-examinations and all foreign counterparts thereof. The term Cerus Patents includes, and is limited to, any of the foregoing in existence as of the Effective Date, or claiming an invention conceived or discovery made, or which are acquired, during the term of the Cooperative Development Work.

        CERUS PROJECT INVENTION means an Invention conceived by employees and/or agents of Cerus (including Cerus Designated Consultants, but excluding Inventions made solely by Contractors) alone or with third parties (excluding Baxter) during the term of this Agreement pursuant to the Cooperative Development Work. Without limiting the foregoing, Cerus Project Invention also includes any such Invention conceived by employees or agents of a Contractor jointly with employees or agents of Cerus (but not of Baxter).

--------
* CONFIDENTIAL TREATMENT REQUESTED


                                       4.

        COOPERATIVE DEVELOPMENT WORK means the Cooperative Development Work defined in Section 3.1 of this Agreement.

        CONTRACTOR means a third party, other than a Baxter Designated Consultant or Cerus Designated Consultant, performing a portion of the Cooperative Development Work or investigation of New Technologies under a contract with Baxter, Cerus, or Baxter and Cerus jointly.

        CONTRACTOR INVENTION means an Invention conceived by employees and/or agents of a Contractor in the course of performing a portion of the Cooperative Development Work or investigation of New Technologies under a contract with Baxter, Cerus, or Baxter and Cerus jointly. For the purposes hereof, any such Invention that is conceived by employees or agents of the Contractor jointly with employees or agents of Baxter (but not of Cerus) shall be considered to be a Baxter Project Invention, and not a Contractor Invention. Any such Invention that is conceived by employees or agents of the Contractor jointly with employees or agents of Cerus (but not of Baxter) shall be considered to be a Cerus Project Invention, and not a Contractor Invention.

        COST OF GOODS means, for either party, such party's [...***...] such items, in accordance with GAAP and in accordance with Baxter's normal accounting policies, all consistently applied. Cost of Goods shall not include [...***...]which are not directly related to [...***...]and shall not include [...***...]or expenses falling under the category designated by Baxter "other costs of sales" or similar category, however designated, unless otherwise agreed by the Management Board. Capital expenditures for facilities and/or equipment and capitalized manufacturing start-up costs will be amortized and included in Cost of Goods. In the event any item is acquired by a party from an affiliate of such party, [...***...] shall be deemed to mean such affiliate's [...***...]. For the purposes of this definition, an "affiliate" of a company shall mean an entity controlling, controlled by, or under common control with such company. "Control" for the purposes of this definition shall mean fifty percent (50%) ownership.

        COST OF GOODS/BASE REVENUE for Cerus means Cerus' Cost of Goods. For Baxter COST OF GOODS/BASE REVENUE means:

               (a) in the case in which the Inactivation Package is sold as a stand-alone item, Baxter's Cost of Goods, or

               (b) in the case in which the Inactivation Package is sold as a part of an Integrated Inactivation Set in any calendar year, the [...***...] (i) [...***...], or (ii) [...***...]. An example of calculation of Cost of Goods/Base Revenue is set forth on Schedule H to this Agreement.

        DESIGNATED CONSULTANTS means Baxter Designated Consultants and Cerus Designated Consultants.

        DISTRIBUTOR PORTION means, for any Inactivation Package or Integrated Inactivation Set sold through a distributor, the amount by which Net Sales price therefrom exceeds the revenues from the sale of such items to the Distributor.

--------
* CONFIDENTIAL TREATMENT REQUESTED


                                       5.

        EUROPE means any of the countries within the definition of Europe, as such term is defined in the Platelet Agreement.

        EXCLUDED PRODUCT has the meaning provided in Section 8.7 of this Agreement.

        FDA means the United States Food and Drug Administration.

        FFP means human fresh frozen plasma.

        THE FIELD means, subject to the exceptions set forth in Section 8.5 hereof, [...***...]; in each case that are obtained from [...***...]. The Field includes[...***...]. The Field does not include, however, any [...***...] to make, enable, or improve the [...***...]. The preceding sentence is not intended, however, to exclude (a) the use of such [...***...] falling within clause (i) or (ii) above, or (b) the [...***...] falling within clause (i) or
(ii) above, in which the [...***...]. Cerus reserves all rights to [...***...] using Cerus Compounds in which the intended use of the [...***...]. The Field also excludes [...***...].

        FINAL PROJECT TOTAL BUDGET means the total cost and expense of developing a System up to and including obtaining Regulatory Approval to market the System in the countries in which the Management Board (or Cerus in the case of the S59 FFP Project) determines that Regulatory Approval should be sought and any other items of cost or expense that this Agreement expressly requires to be included in Final Project Total Budget. In the event either party, to the extent permitted under Section 3.6(b) of this Agreement, elects not to share in the costs of Regulatory Approval of a Project in a particular country, the Final Project Total Budget shall be adjusted solely as to such country by adding to the overall Final Project Total Budget the amount of the incremental expenditures incurred by the party bearing the costs of Regulatory Approval in such country and such party's cash contribution to the Project solely as to such country will be increased by adding the amount of such expenditures to such party's overall cash contribution to the Project. The preceding sentence shall not apply, however, with respect to the S59 FFP Project.

        GAAP means generally accepted accounting principles, consistently applied.

        INACTIVATION PACKAGE means the package containing one or more Cerus Compounds, Baxter Compounds and/or New Technology Compounds, as well as the delivery system (consisting of all disposables and compound removal device, if any, associated with a System).

        INITIAL BUDGET means the budget first approved by the Management Board for developing a particular Project to Regulatory Approval, which for Red Cell Project means Regulatory Approval in the United States and Europe, and for the S59 FFP Project means Regulatory Approval in the United States.

        INSTRUMENT means an instrument or instruments to be developed or adapted under the Cooperative Development Work and may include associated data tracking systems.

        INTEGRATED INACTIVATION SET means an integrated set containing an Inactivation Package and other collection or storage items.

--------
* CONFIDENTIAL TREATMENT REQUESTED


                                       6.

        INVENTION means a patentable invention or discovery.

        JOINT INVENTIONS means an Invention relating to the performance of this Agreement, conceived jointly by one or more employees or agents (including Baxter Designated Consultants) of Baxter and one or more employees or agents (including Cerus Designated Consultants) of Cerus.

        JOINT JAPAN FFP DISTRIBUTION PARTNER has the meaning set forth in
Section 6.1 hereof.

        JOINT PATENTS means all United States and foreign patent applications and patents claiming an invention owned by, or licensed to both Cerus and Baxter, including any continuations, divisions, reissues, re-examinations and all foreign counterparts thereof. Without limiting the foregoing, Joint Patents includes the patents and patent applications claiming a Contractor Invention of which either Baxter or Cerus gains ownership or license, as set forth in Section 8.3(d).

        KNOW-HOW means inventions, or data, processes, compositions, techniques and other technical information that are not patentable or for which patent protection is not sought.

        MANAGEMENT BOARD means the Management Board created pursuant to Section
3.2 hereof.

        MARKET LAUNCH of a System in a given country is deemed to be the earlier of (1) the date of first commercial sale following Regulatory Approval for sale of the System in that particular country or (2) the ninetieth (90th) day following Regulatory Approval for commercial sale of that System in that country.

        MARKETING AND ADMINISTRATIVE EXPENSES for a party in any calendar year is that percentage of such party's Net Sales (minus Base Revenue in the case of sales of Integrated Inactivation Sets) for costs incurred in marketing, selling and administering the Systems, established as follows:


               AGGREGATE NET SALES                             PERCENTAGE APPLIED
                 OF SUCH PARTY                                 TO ALL NET SALES IN
               IN SUCH CALENDAR YEAR                           SUCH CALENDAR YEAR
               ---------------------                           ------------------
               Under [...***...]                                [...***...]
               [...***...] up to [...***...]                    [...***...]
               [...***...] up to [...***...]                    [...***...]
               Over [...***...]                                 [...***...]

(All dollar amounts in this definition are expressed in U.S. dollars, converted from foreign currencies in accordance with Section 7.1 hereof). For the purpose of determining Premium for the first three quarterly Revenue Sharing Payments for any calendar year, the percentage used as set forth above to compute a party's Marketing and Administrative Expenses will be based on the party's bona fide forecast of Net Sales in such calendar year used for its internal management purposes (which information will be provided to the Management Board). If actual aggregate

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                                       7.

annual Net Sales vary from such projections to an extent that would cause a change in the applicable percentage rate for such calendar year, such first three quarterly Revenue Sharing Payments will be appropriately adjusted retroactively in the final Revenue Sharing Payment for such calendar year (i.e., the First Revenue Sharing Payment date in the following calendar year) and additional payments will be made to the receiving party, or amounts reimbursed from the receiving party, to yield the actual Revenue Sharing Payment to which the receiving party is entitled based on the level of actual Net Sales in such calendar year.

        NET SALES means

               (a) in the case of the Inactivation Package sold as a stand-alone item or as part of an Integrated Inactivation Set, the amount invoiced by Baxter for sales, leases, or licenses of the stand-alone Inactivation Package or Integrated Inactivation Set, less credits or allowances, if any, for rejections or returns, customary trade discounts actually given, less customs and duties paid; less separately invoiced and actually incurred taxes and other governmental charges that are imposed directly on or measured by the sale, transfer, transportation, delivery or use of an Inactivation Package; and less freight paid by Baxter on shipment from Baxter to end users.

               (b) In the event any Inactivation Package or Integrated Inactivation Set is bundled (whether or not invoiced separately) and sold at a discount with other products for whatever reason, including a special promotional offer, or in the event of any transaction other than a bona fide arms length transaction exclusively for money, or upon any use of such Inactivation Package or Integrated Inactivation Set for purposes which do not result in customary sales revenue, such sale or other disposal or use shall be (unless the parties agree otherwise) deemed to constitute a sale at the then current average selling price for the Inactivation Package or Integrated Inactivation Set, as the case may be.

               (c) In the case of sales by Baxter to a distributor, the Net Sales shall be computed on the distributor's invoice price to the ultimate purchaser or user. In the event that Baxter is not able to determine the price charged by a distributor to the ultimate purchaser or user, such price shall be the recommended price which Baxter, at the direction of the Management Board, recommends the distributor to charge to its end customers (which may vary from territory to territory).

               (d) In the event Baxter or Cerus, in accordance with policies established by the Management Board, supplies Instruments to end users without charge in return for an increased price of Inactivation Packages to such end users, Baxter or Cerus, as the case may be, may deduct from Net Sales received from such end users the depreciation of the cost of such Instruments. In the event such Instruments are also used in connection with products supplied by Baxter or Cerus other than the Inactivation Packages or Integrated Inactivation Sets developed under this Agreement, then the amount of such depreciation to be deducted in any quarter from Net Sales shall be limited to that portion of the depreciation reasonably allocable to the use of the Instruments in connection with Inactivation Packages and Integrated Inactivation Sets, in accordance with policies established by the Management Board. In the case of such Instruments


                                       8.

that are supplied into facilities using both platelet pathogen inactivation systems and S59 FFP Systems, Baxter or Cerus as the case may be, may [...***...].

               (e) In the event that the ultimate purchaser or end user is assessed a charge by Baxter on a per-inactivation or other usage basis, the amount of such charge shall be included in Net Sales.

               (f) If the term "Net Sales" is used in reference to Systems sold by Cerus, the word "Baxter" in this definition shall be deemed to mean "Cerus," except with respect to paragraph (c) above for the sale by Cerus of S59 FFP Systems. Paragraph (c) above also does not apply to sale by a Joint Japan FFP Distribution Partner of S59 FFP Systems. In the case of sales of S59 FFP Systems by Cerus through a distributor or by a Joint Japan FFP Distribution Partner, Net Sales will be the [...***...], subject to adjustment as provided in paragraphs
(a) and (b) of this definition, or if the distributor or Joint Japan FFP Distribution Partner is [...***...].

        NEW TECHNOLOGY means New Technology as defined in Section 3.8 hereof.

        NEW TECHNOLOGY COMPOUND(S) means any compound employed in a New Technology to which rights are acquired pursuant to Section 3.8 hereof.

        NONCASH CONTRIBUTION means the Baxter Noncash Contribution and/or the Cerus Noncash Contribution, as the context requires.

        PATENT COMMITTEE means a committee established by the Management Board to review and report to the Management Board on patent matters pertaining to this Agreement, and which will be comprised of an equal number of Baxter members and Cerus members.

        PATENT FEE PAYMENT means an upfront license fee, milestone payment or other financial consideration to a third party, other than a royalty on percentage-of-sales or per-unit basis, for manufacture, use or sale of a System or portion thereof.

        PATENT ROYALTY PAYMENT means a patent royalty payment on a percentage-of-sales or per-unit basis made to a third party for manufacture, use or sale of a System or portion thereof. Under this Agreement, the term Patent Royalty Payment includes minimum royalty payments, but does not include any Patent Fee Payment.

        PLATELET AGREEMENT means that certain Development, Manufacturing and Marketing Agreement between the parties dated as of December 10, 1993, as the same may be amended from time to time.

        PLATELET PROJECT means the "Cooperative Development Work" provided for, and as defined in, the Platelet Agreement.

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                                       9.

        PREMIUM means the Net Sales price of an Inactivation Package or Integrated Inactivation Set minus each Party's Cost of Goods/Base Revenue in the Inactivation Package or Integrated Inactivation Set, minus Marketing and Administrative Expenses and [...***...] on [...***...] on [...***...], provided, however, that on sales through a Joint Japan FFP DistriBuTION Partner, [...***...] in computing Premium.

        PROJECT means the Cooperative Development Work performed by the Parties to develop, obtain Regulatory Approval of, and market a System for a specific application within the Field.

        PROJECT PATENT(S) means any Baxter Patent, Cerus Patent or Joint Patent that the Management Board has designated a Project Patent pursuant to Section
9.5 hereof.

        RED CELL means, when used in reference to a Project, the Cooperative Development Work to develop a System for inactivation of pathogens in human red blood cells and, when used in reference to a System, Inactivation Package, Instrument, or other item, the System, Inactivation Package, Instrument or other item, developed or under development pursuant to such Cooperative Development Work.

        REGULATORY APPROVAL means (1) in the United States, approval from the FDA for marketing and promotion of the System, or (2) outside of the United States, an analogous order by a non-U.S. governmental agency which requires regulatory approval prior to marketing and promotion of a System in such non-U.S. country.

        REVENUE SHARING FORMULA means the relative percentage interest of Baxter and Cerus as set forth in Section 7 hereof.

        REVENUE SHARING PAYMENTS has the meaning set forth in Section 7.1 hereof.

        S59 FFP means when used in reference to a Project, the Cooperative Development Work to develop a System for inactivation of pathogens in human fresh frozen plasma through use of the psoralen compound designated by Cerus as S59 and, when used in reference to a System, Inactivation Package, Instrument, or other item, the System, Inactivation Package, Instrument or other item, developed or under development pursuant to such Cooperative Development Work.

        SPECIAL PREFERRED STOCK means that Preferred Stock issued by Cerus to Baxter pursuant to that certain Series A Preferred Stock Purchase Agreement dated as of the First Amendment Effective Date and that Preferred Stock, if any, issued by Cerus to Baxter pursuant to Section 19 of this Agreement.

        STAND-ALONE OR STAND-ALONE, in reference to an Inactivation Package, means an Inactivation Package that is not integrated with other collection or storage items, and which may take the form, for example, of a bag and tube set that may be sterile docked, a syringe or ampule.

        SYSTEM(S) means a pathogen inactivation system developed pursuant to the Cooperative Development Work for use in the Field, incorporating one or more Cerus Compounds, Baxter Compounds and/or New Technology Compounds in an Inactivation Package, and the following,

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* CONFIDENTIAL TREATMENT REQUESTED


                                      10.

if any, designed for or adapted for use with such compound(s): an Instrument, and associated computer software, and any other disposables, delivery systems or other components.

        SYSTEM IMPROVEMENTS means those improvements of commercial Systems approved by the Management Board. The Management Board shall approve and manage a budget for all System Improvements (System Improvement Costs).

        SYSTEM SPECIFICATIONS means the performance, cost, quality and reliability requirements as the Management Board agrees must be met by a System in order for the System to be acceptable for marketing and distribution hereunder.

3.      COOPERATIVE DEVELOPMENT WORK.

        3.1 PERIOD; OBJECTIVE. From the Effective Date, Baxter and Cerus shall work together to develop and obtain Regulatory Approval for (the "Cooperative Development Work"), and thereafter market, Systems in the Field. As of the First Amendment Effective Date, the approved Projects are the Red Cell Project and the S59 FFP Project, each directed towards the development of Systems to be sold to customers. The parties agree also to consider and negotiate in good faith the terms (including, without limitation, funding, license and appropriate revenue sharing) for the potential central processing and sale of human red blood cells that have been subjected to pathogen inactivation using processes and compounds in the Approved Project Field. The Management Board may from time-to-time approve specific other Projects within the Field.

        3.2 MANAGEMENT BOARD.

               (a) CONSTITUTION. Cerus and Baxter will appoint a five (5) person Management Board consisting of two (2) senior executives designated by each company and one (1) independent member chosen by mutual agreement of the Parties. The purpose of the Management Board will be to facilitate the overall relationship of the parties under this Agreement and to manage the research, development and marketing of Projects within the Field. System Specifications recommended by the Parties shall not be deemed finalized until they are approved by the Management Board. The Management Board shall meet from time to time as appropriate, but no less frequently than four (4) times during each calendar year, alternating between the offices of the parties, unless the parties shall agree otherwise. The Management Board shall review and approve budgets, resource allocations, Projects undertaken within the Field, sales and marketing plans and expenditures.

               (b) PROJECT COMMITTEES. The Management Board shall create a project committee for each Project approved by the Management Board under this Agreement. The purpose of a project committee will be to oversee the Project for which such committee is responsible and to manage the day-to-day operational aspects of the Cooperative Development Work relating to that Project. A project committee shall have only that authority specifically granted to it by the Management Board, which authority shall include, without limitation, the following responsibilities with respect to such Project:

                      (i) prioritization of specific aspects of the Cooperative Development Work;


                                      11.

                      (ii) allocation of financial, administrative, human and other resources;

                      (iii) preparation of a proposed budget for consideration by the Management Board at such times as requested by the Management Board (but not less than annually); and

                      (iv) conducting bi-monthly reviews of the Cooperative Development Work.

Notwithstanding the foregoing, a project committee shall never have the authority to disburse funds or reimburse expenses without the express prior approval of the Management Board.

               (c) PATENT COMMITTEE. The Management Board shall create a Patent Committee to manage all patent matters relating to this Agreement. The Patent Committee shall have only that authority specifically granted to it by the Management Board, which authority shall include, without limitation, the following responsibilities:

                      (i) prior review and approval of all patent applications and prosecutions regardless of whether the application or prosecution relates to a Baxter Patent, Cerus Patent or Joint Patent;

                      (ii) consulting with the Management Board with respect to the periodic reviews of Project Patents pursuant to Section 9.5 of this Agreement; and

                      (iii) conducting semi-annual reconciliations of the expenses of preparing, filing, prosecuting and maintaining Project Patents and Joint Patents pursuant to Section 9.6 of this Agreement.

               (d) VOTING. All decisions of the Management Board [...***...] shall be made by majority vote or written consent, with Baxter and Cerus each having one vote regardless of the number of representatives attending any meeting. On all decisions as to [...***...]. The independent member shall vote on all deadlocks of the Management Board [...***...]; provided however, the independent member shall not vote, [...***...], on matters pertaining to any dispute concerning the parties' legal obligations to each other for disbursement of funds or the reimbursement of expenses under any circumstances. In the event of a deadlock that may be broken by the independent member, either Baxter or Cerus may notify the other party and the independent member in writing of the existence of such deadlock and provide to each the specific resolution that such party proposes to be adopted by the Management Board. Each party will have thirty (30) days from such notice to present its position to the independent member, which shall include at least one meeting at which both parties and the independent member are present. Either Baxter, Cerus or the independent member may, by notice to the others, shorten such time period if such party believes that urgent action is required on the matter at issue. The independent member shall render his or her vote on such resolution as promptly as possible, and in no event later than twenty (20) days after such time period. In the event of a deadlock between the parties on a decision whether to discontinue Cooperative Development Work on a Project or to reduce funding for a Project, the independent member shall not break the deadlock and the Project will continue without reduction of funding level, subject to the right of either

----------
CONFIDENTIAL TREATMENT REQUESTED

                                      12.

party to cease participation in such Project, as provided in Section 12 hereof. Any compensation of the independent member shall be by mutual agreement of the Parties and shall be subject to cost sharing. The independent member shall vote on all matters in a manner that in the good faith judgment of the independent member is in Baxter and Cerus' best interests as risk and revenue sharers under this Agreement (i.e. in the same manner that a corporate director would vote in the best interests of the shareholders of a corporation). Baxter and Cerus will indemnify and hold harmless the independent member against any claim arising from a decision made by the independent member, so long as such decision was made in good faith. The independent member may be removed and/or replaced by mutual written consent of Baxter and Cerus.

               (e) DISPUTES.

                      (i) In the event that there is a deadlock on any issue within the authority of the Management Board as to which the independent member would be authorized to break the deadlock, and at that time there is not an independent member (or for any reason the independent member does not break such deadlock), either party may apply to the AAA to appoint an individual, in accordance with the rules of the AAA who will act in the capacity of independent member solely for the purpose of breaking such deadlock and resolving such issue. Prior to making such application, a party will provide to the other party ten (10) days' advance written notice of its intent to do so. During such ten
(10) day period, the parties will use their good faith best efforts to resolve such issue in a meeting between the chief executive officer of Cerus and the highest ranking officer of Baxter, Fenwal Division or comparable successor division or entity, or failing such resolution, to agree upon appointment of an independent member. Each party will in all cases cooperate in providing the independent member such information as the independent member may request in considering any matter.

                      (ii) With respect to any issue that is not within the authority of the Management Board to resolve or with respect to which the independent member is not authorized to break the deadlock, other than an issue concerning S59 FFP on which the Cerus representatives are entitled to cast the deciding vote, then the matter shall be finally settled by arbitration, to be held in Chicago, Illinois, in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Any such dispute or controversy shall be arbitrated before three arbitrators selected in accordance with the rules of the AAA. The arbitrators' decision shall be final and binding upon the parties. The parties shall be entitled to full discovery in any such arbitration. Each party shall bear one half of the cost of such arbitration, unless the arbitrators otherwise allocate such costs. During the period of any arbitration, each party shall pay to the other party any amounts that are or become due and owing to such other party, other than amounts being contested in good faith in the arbitration.

        3.3 REVIEW OF BUDGET, BENCHMARKS; APPROVED PROJECTS. The benchmarks, budget and timetable for all Projects, other than the S59 FFP Project, will be reviewable by the Management Board from time-to-time during the Cooperative Development Work with the intent that the parties move expeditiously and effectively toward commercialization of any System. Cerus will inform Baxter from time-to-time of the benchmarks, budget and timetable for the S59 FFP Project. Baxter commits that for calendar years [...***...], Baxter will expend on the Platelet Project and the Red Cell Project an aggregate amount of [...***...] per calendar

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                                      13.

year, all of which will be current expenditures for project tasks, except for those limited amounts to be applied to the accounting category of amortization in each calendar year, as set forth on the amortization schedule attached as
Schedule I to this Agreement. Unless the parties mutually agree otherwise, such expenditures will be applied first to [...***...], and next to [...***...], allocated between such Projects in such amounts as the Management Boards under the Platelet Agreement and this Agreement shall determine. Such committed amount will be increased in any calendar year only if, and to the extent, the combined project budgets approved by the Management Boards under the Platelet Agreement and for the Red Cell Project exceed such committed amount for such calendar year. If, for any reason, such full amount cannot usefully be spent in pursuit of the [...***...], any amounts not so spent ("Excess Funds") shall be applied to fund New Technologies selected by the Management Board pursuant to Section
3.8 hereof. If the Management Board determines that any such Excess Funds cannot usefully be spent on New Technologies selected by the Management Board pursuant to Section 3.8 hereof, such Excess Funds shall be released from the funding commitment of this paragraph.

               (a) THE RED CELL PROJECT. The Initial Budget for one Project approved, as of the Effective Date, by the Management Board is the Red Cell Project, attached hereto as Schedule A-1. The approved budget for 1998 for the Red Cell Project, as amended, is attached hereto as Schedule A-2. The parties agree to establish a reasonable budget for subsequent periods for the Red Cell Project, unless the Management Board determines to discontinue such Project. Each party shall perform the respective tasks set forth on Schedules A-1 and A-2, except as the Management Board shall otherwise determine.

                      (i) All funding of the Red Cell Project was provided by Cerus, until [...***...]. Baxter commenced participation as of January 1, 1997, and Baxter shall continue to participate, in the Red Cell Project in accordance with this Agreement, including without limitation, the obligation to share fifty percent (50%) of the costs and expenses of the Cooperative Development Work incurred on or after January 1, 1997, and to market and sell the Systems for Red Cells developed under this Agreement; provided that Baxter's obligation to bear fifty percent (50%) of the costs and expenses for 1998 is subject to Section 3.3(a)(iii) hereof. Subsequent to the date of achievement of the Platelet Milestone, Baxter paid to Cerus, subject to final reconciliation, fifty percent (50%) of the amount expended by Cerus under the Project budget from January 1, 1997 through December 31, 1997. Baxter shall pay to Cerus on July 1, 1998, and on each January 1 and July 1 thereafter, the amount by which Cerus budgeted expenditures under the then current Project budget for the then current calendar year (including amounts budgeted to be expended by Cerus on outside expenses) exceeds fifty percent (50%) of the budgeted expenditures for such period; provided that for 1998 such payment obligations will be subject to Section 3.3(a)(iii) hereof. Such excess budgeted expenditures to be paid to Cerus for any calendar year will be divided between the January 1 payment and the July 1 payment in amounts that approximate the expected excess expenditure levels over the course of such year, as the parties may agree. Failing such agreement, 50% of such excess budgeted amount shall be paid on January 1, and 50% shall be paid on July 1.

                      (ii) The parties acknowledge that the Platelet Milestone was achieved on September 30, 1997.

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* CONFIDENTIAL TREATMENT REQUESTED


                                      14.

                      (iii) Notwithstanding the foregoing provisions of this
Section 3.3.(a), to the extent the approved budget for 1998 for the Red Cell Project exceeds Eight Million Three Hundred Thousand Dollars ($8,300,000), Cerus will fund all expenses for the Red Cell Project in 1998 in excess of such amount, up to the amount of the approved budget ("Cerus 1998 Excess Expenditures"). To compensate for the Cerus 1998 Excess Expenditures, Baxter will fully fund the first expenditures under the approved budget for the Red Cell Project for 1999 in an amount equal to the Cerus 1998 Excess Expenditures (such amounts being included in Baxter's funding commitment pursuant to Section
3.3 hereof), after which the parties shall equally share the expenses of the Red Cell Project. If there is for any reason not an approved budget for the Red Cell Project for 1999, Baxter will fully fund the first expenditures for 1999 under the approved budget for such other Cerus-Baxter program or programs as Cerus shall designate in an amount equal to the Cerus 1998 Excess Expenditures. If by July 1, 1999, however, there is not an approved budget for such other Cerus-Baxter program or programs that is at least equal to such Excess Expenditures, Baxter will promptly pay to Cerus one-half of the amount by which the Excess Expenditures exceed the amount of expenditures to be funded by Baxter under the preceding sentence.

               (b) THE S59 FFP PROJECT. The Initial Budget for one Project approved, as of the Effective Date, by the Management Board is the S59 FFP Project, attached hereto as Schedule B.

                      (i) All funding of the S59 FFP Project was provided by Cerus, until achievement of the Platelet Milestone. Baxter commenced participation as of January 1, 1997, and Baxter shall continue to participate in the S59 FFP Project in accordance with this Agreement, including without limitation, the obligation to share fifty percent (50%) of the costs and expenses of the Cooperative Development Work incurred on or after January 1, 1997 and through December 31, 1997, and to market and sell the S59 FFP Systems developed under this Agreement. Following December 31, 1997, Baxter's obligation to share costs shall be fixed at [...***...] of which will be paid on January 10, 1999 and [...***...] of which will be paid on January 10, 2000. Except as set forth in the preceding sentence, Cerus will bear all expenses of the Cooperative Development Work for the S59 FFP Project after December 31, 1997. Subsequent to the date of achievement of the Platelet Milestone, Baxter paid to Cerus (subject to final reconciliation) fifty percent (50%) of the amount expended by Cerus under the Project budget from January 1, 1997 through December 31, 1997.

                      (ii) The parties acknowledge that the Platelet Milestone was achieved on September 30, 1997.

                      (iii) Baxter will supply such support of its technical personnel as Cerus shall reasonably request from time to time for development of the S59 FFP System. Cerus shall reimburse Baxter the cost of providing such support, accounted for on average cost per full time equivalent basis consistent with Section 3.5(a) hereof; provided that Cerus will be entitled to a credit against any such costs for expenses incurred by Cerus in support of the methylene blue project, accounted for in the same manner. Such expenses will be paid at the time of semi-annual reconciliation pursuant to Section 3.7(b).

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                                      15.

               (c) OTHER PROJECTS. The budget for any other project the parties agree to cooperate on (other than the Red Cell Project and the S59 FFP Project) shall be approved by the Management Board. Upon the approval of the Initial Budget for each such project and upon each anniversary of the date thereof, Baxter shall pay to Cerus, or Cerus shall pay to Baxter, the amount by which such party's budgeted expenditures under the then current budget for the succeeding twelve-month period (including amounts budgeted to be expended by such party on outside expenses) exceeds 50% of the total then budgeted expenditures for such period.

        3.4 EXCHANGE OF INFORMATION. During the term of the Cooperative Development Work, the parties shall exchange all material information developed pursuant to the Cooperative Development Work including the exchange of Baxter Know-How and information concerning Baxter Patents and Cerus Know-How and information concerning Cerus Patents relating to the Field. The exchange shall occur pursuant to Section 11. The Systems shall embody and use such Cerus Patents and Cerus Know-How and Baxter Patents and Baxter Know-How as shall be determined by the Management Board.

        3.5 COST SHARING. Except as otherwise provided in this Agreement, commencing January 1, 1997, Baxter will fund fifty percent (50%) and Cerus will fund fifty percent (50%) of the Cooperative Development Work with respect to each Project; provided that Baxter's obligation to fund Cooperative Development Work for the S59 FFP Project shall be limited as provided in Section 3.3(b)(i). Funding shall include all costs and expenses incurred in connection with the Cooperative Development Work. Cost and expenses shall include only those expenditures made in accordance with Project budgets approved by the Management Board related to research, development, clinical trials, Regulatory Approval and other expenses that this Agreement expressly provides shall be subject to cost sharing; provided however that Management Board approval shall not be required for S59 FFP Project budgets, except with respect to System Improvements under
Section 5.8. In the event that the funding for the Cooperative Development Work for any Project, other than the S59 FFP Project, is not shared equally commencing January 1, 1997, then (except as otherwise provided in Section 12 or Section 16 hereof) the Revenue Sharing Formula in Section 7.1 for such Project shall be adjusted such that the percentage of Premium received by a party will equal the percentage contributed by such party to the sum of (a) the cash contributed to the Final Project Total Budget commencing January 1, 1997, plus
(b) Noncash Contribution to the Project. Capital expenditures for facilities and/or equipment and capitalized manufacturing start-up costs will not be included in costs and expenses shared.

               (a) Each party shall maintain detailed records which accurately identify costs and expenses incurred and paid in connection with the Cooperative Development Work for each specific Project. Except as to expenses incurred by Cerus after June 30, 1998 on the S59 FFP Project, each party shall submit this information to the Management Board on the on the last business day of February for the period ending December 31, and on the last business day of August for the period ending June 30 (or such alternative dates as the Management Board may establish) along with an estimate of expenses to be incurred during the current six months. Expenses internally generated because tasks are performed by a party's own staff will be accounted for on a uniform average cost per full time equivalent basis.


                                      16.

               (b) All costs with respect to participation on the Management Board during the Cooperative Development Work, including travel expenses for meetings and participation on the Management Board, shall be subject to cost sharing.

        3.6 TESTING AND REGULATORY EXPENSES.

               (a) TESTING EXPENSES. All expenses incurred in connection with any testing whose primary function is marketing of the System, rather than developing the System or obtaining Regulatory Approval of the System, shall be borne solely by Baxter and shall not be considered expenses subject to cost sharing, unless the Management Board determines that such expenses should be considered part of the Cooperative Development Work.

               (b) REGULATORY EXPENSES. The Management Board shall determine the countries in which Regulatory Approval will be sought and the timing of seeking such Regulatory Approval. All expenses incurred to obtain Regulatory Approval are expenses subject to cost sharing under Section 3.5 and shall be part of the Final Project Total Budget, it being understood that Baxter's obligation to share expenses for the S59 FFP Project shall be limited as provided in Section 3.3(b)(i); provided, however, that either party may, by notice given to the other party within thirty (30) days after such Management Board decision with respect to a particular country, elect to not share in the costs of Regulatory Approval in not more than five (5) countries outside of North America and Europe, which will result in an adjustment for each such country of Final Project Total Budget (as further provided in the definition of "Final Project Total Budget").

        3.7 BUDGET CONTINGENCIES.

               (a) EXCEEDING INITIAL BUDGET. If the Management Board establishes a budget for a new Project, or determines that the budget for an approved Project within the Field must be increased over the previously established budget for the Project, then Baxter will fund fifty percent (50%) and Cerus will fund fifty percent (50%) of the new Project budget or of any increase in the previously approved budget, excluding any budget for the S59 FFP Project after June 30, 1998, which shall be funded solely by Cerus. In the event of any new Project budget or budget increase (excluding for the S59 FFP Project), however, either party may, by written notice to the other party, elect to fund less than its full share (50%) of such new Project budget or budget increase. In such an event, the funding party may, by written notice to the non-funding party, elect to assume responsibility for the funding of such unfunded amount, in which event (except as otherwise provided in Section 12 and Section 16 hereof) the Revenue Sharing Formula in Section 7.1 for such Project will be adjusted such that the percentage of Premium to be received by a party will equal the percentage contributed by such party to the sum of (i) the cash contributed to Final Project Total Budget commencing January 1, 1997 (excluding 1996 carryovers as described in Section 3.5), plus (ii) total Noncash Contribution to the Project.

               (b) RECONCILIATION OF EXPENDITURES. Unless otherwise agreed, the Management Board shall reconcile actual cash outlays and expenses approved by the Management Board with respect to a Project on a semi-annual basis such that costs have been incurred in the proportion of fifty percent (50%) by Baxter and fifty (50%) by Cerus (subject to adjustments pursuant to Section 3.3(a)(iii) hereof and except as provided in Section 3.3(b)(i) hereof with respect S59 FFP), or such other ratio as is established pursuant to Section 3.7(a). If


                                      17.

they are not in such proportion, Cerus will make a cash payment to Baxter, or Baxter will make a cash payment to Cerus, in order to achieve such proportion. The payment shall be made in cash within thirty (30) days following the determination by the Management Board based upon the reports made pursuant to
Section 3.5(a) of this Agreement.

        3.8 NEW TECHNOLOGIES.

               (a) In the event either party learns of a possibility to acquire ownership of, or obtain a license or option to, a technology (including without limitation any method, Know-How, Invention or composition of matter)

                      (i) that might enable or improve a System being developed under the Agreement, or

                      (ii) that might form the basis for a new System that might be developed under this Agreement in the Field,

(a "New Technology") such party will notify the other party of such possibility, and the Management Board will consider whether to pursue the acquisition of rights to such New Technology. If the Management Board determines to pursue the acquisition of rights to such New Technology in the Field, each party will have the right to become a joint owner of any New Technology acquired, or joint licensee of any New Technology so licensed, subject to such party sharing 50% (unless the parties agree in writing to another percentage) of the cost of acquiring ownership of, or obtaining a license to, such technology. Notwithstanding the foregoing, if the Management Board determines to pursue a New Technology that has use outside the Field, as well as within the Field, the party who identified such opportunity shall, unless the parties agree otherwise, have exclusive rights to practice such New Technology outside the Field, and the other party will be required to share 50% (unless the parties agree in writing to another percentage) of only that portion of the cost of acquiring ownership of, or obtaining a license to, such New Technology that is allocable to its value for use within the Field. Such allocable value shall be determined by mutual agreement, or failing such agreement, by arbitration pursuant to Section 3.2(d)(i) hereof. Any New Technology to which rights are jointly acquired by the parties may be exploited by either party within the Field solely under, and in accordance with, the terms (including, without limitation, sharing of development expenses and revenues) of this Agreement, unless the parties otherwise expressly agree in writing to other terms.

               (b) If the Management Board determines not to pursue the acquisition of rights in a New Technology, due to the negative vote of the representatives of one party, the other party (if the representatives of such party voted in favor of acquiring rights to the New Technology), at its sole expense, may acquire ownership of, or obtain a license to, such New Technology and may exploit such New Technology within or outside the Field free of any obligations under this Agreement, other than the obligation to pay a reasonable royalty on the practice of a Joint Invention, as provided in Section 8.6(b) hereof. Notwithstanding the foregoing, the right of exploitation by one party shall not be construed to grant any license to any patents or other proprietary rights of the other party, and the only licenses hereunder that may be practiced for such purpose are the licenses set forth in Section 8.6.

               (c) In addition to the provisions concerning New Technologies set forth in Sections 3.8(a) and 3.8(b) above, in the event either party proposes to pursue development or


                                      18.

marketing of any product within the Field, such party will present such proposal to the Management Board, together with a reasonably detailed business plan and a proposed budget for such project. If the Management Board determines to pursue such project, such project shall become a Project under the Cooperative Development Work pursuant to Section 3.3(d) of this Agreement. If the Management Board determines not to pursue such project, due to the negative vote of the representatives of one party, the other party (if the representatives of such party voted in favor of the proposal) may pursue such project free of any obligations under this Agreement. Notwithstanding the foregoing, the right to pursue such project by one party shall not be construed to grant any license to any patents or other proprietary rights of the other party, and the only licenses hereunder that may be practiced for such purpose are the licenses set forth in Section 8.6.

               (d) Without limiting the foregoing, or any other provisions of this Agreement, each party agrees that in the Approved Project Field, except as otherwise provided in Sections 3.8(b) and 3.8(c), it will make available exclusively for the Cooperative Development Work and for embodiment in Systems (without any consideration other than as provided in this Agreement) any technology (including without limitation, any method, Know-How or composition of matter) useful within the Approved Project Field owned or controlled by such party as of the First Amendment Effective Date or of any time thereafter, and each party will use reasonable efforts to inform the other party of any such technology that may reasonably appear useful within the Field. This Section 3.8(d) is not intended to limit or restrict any use or commercialization of any such technology outside the Approved Project Field.

               (e) Each party agrees not to unreasonably delay any vote on a proposal pursuant to Section 3.8(a) or 3.8(c), nor to withhold or delay approval of a reasonable budget to pursue any such proposal that is approved by the Management Board, and each party will provide committed funding for expenditures in accordance with such budget commencing, unless the parties otherwise agree, not later than the calendar year following the year in which such proposal is approved by the Management Board.

        3.9 COORDINATION AND FACILITATION OF COMMUNICATIONS. In order to promote optimum coordination and facilitation of communications, Cerus and Baxter agree to the placement of a Cerus employee (the "Cerus Employee") at Baxter's facility where the Projects are managed, on a full-time basis, or such lesser amount of time as Cerus makes such person available. Baxter shall provide suitable office space for the Cerus Employee. Baxter shall inform the Cerus Employee of meetings (including teleconferenced meetings) relating to the Cooperative Development Work under this Agreement and the Platelet Agreement (together with any evaluation or development work relating to New Technologies, other than any New Technologies that the Management Board elects not to pursue, the "Pathogen Inactivation Programs") and shall permit the Cerus Employee to attend such meetings and otherwise to participate on a day-to-day basis in all issues concerning the Pathogen Inactivation Programs; provided, however, that the Cerus Employee shall not be permitted to attend meetings of Baxter's board of directors or senior management team or meetings that are subject to Baxter attorney-client privilege. The parties do not intend for the Cerus Employee to have access to any Baxter proprietary information (other than information relating to the Pathogen Inactivation Programs), and the Cerus Employee shall be required to sign a Non-Employee Security Agreement in the form of Exhibit J attached to this Agreement at or prior to the time such person arrives at Baxter's facility. Cerus shall exercise complete and exclusive control over the Cerus


                                      19.

Employee's conduct and performance and will pay and/or withhold all wages, employee benefits, worker's compensation insurance and all applicable federal, state and local taxes arising out of such employment. Cerus shall ensure that, while present on Baxter's property, the Cerus Employee shall conform to all Baxter rules and regulations regarding the conduct of visitors. Cerus shall, at its sole expense, maintain insurance policies customary with those maintained for Cerus' other employees, which policies shall cover Cerus and the Cerus Employee under this Agreement, throughout the term of this Agreement. Any family relocation and lodging expenses incurred by Cerus for the Cerus Employee will not be subject to cost sharing hereunder.

4. EQUITY PURCHASE.

        4.1 BAXTER PURCHASE OF EQUITY IN CERUS. Baxter shall purchase equity in Cerus according to the following terms and schedule:

               (a) Either purchase five million dollars ($5,000,000.00 U.S.) of Cerus equity upon the occurrence of both:

                      (i) with respect to the Platelet Project, the receipt of both (a) in the United States, F.D.A. approval to commence Phase III trials and
(b) in Europe, approval from a governmental authority to commence Phase III trials (Buffy coats), and

                      (ii) the filing of an Investigational New Drug application ("IND") or Investigational Device Exemption ("IDE") or equivalent with the F.D.A. to begin a Phase I study under the Red Cell Project, or comparable filing in Europe under such Project (the "Tranche 3 Milestone") or, at Cerus' election, purchase two million dollars ($2,000,000 U.S.) of Cerus equity upon the receipt of both (i) in the United States, F.D.A. approval to commence Phase III trials under the Platelet Project and (ii) in Europe, approval from a governmental authority to commence Phase III trials (Buffy coats) under the Platelet Project (the "Tranche 3a Milestone") and purchase three million dollars ($3,000,000 U.S.) upon the approval of an IND or IDE or equivalent by the F.D.A. or CE Mark or equivalent approval in Europe under the Red Cell Project (the "Tranche 3b Milestone") consisting of Common Stock at a purchase price equal to open market price plus twenty percent (20%) if Cerus is publicly traded at the time of such purchase or, if then privately held, Preferred Stock at the lesser of (i) twenty-five dollars and ten cents ($25.10 U.S.) per share or (ii) fifty percent (50%) premium over last private third-party financing round provided that this clause (ii) shall apply only if there has been a third-party private financing round of at least five million dollars ($5,000,000) since the date of the last equity purchase by Baxter pursuant to this Section 4.1. Such purchase will be consummated and the purchase price paid not later than within fifteen (15) days after such Tranche 3 Milestone, Tranche 3a Milestone or Tranche 3b Milestone, as the case may be. The purchase price stated in clause (i) above, however, shall be increased from $25.10 to twenty-seven dollars ($27.00 U.S.) if both the Tranche 3a Milestone and Tranche 3b Milestone are achieved by January 31, 1998. If a closing under this Section 4.1 has previously occurred at the $25.10 price, the price per share shall be retroactively increased to $27.00, and Baxter shall promptly make an additional payment to Cerus to yield an effective price of $27.00 per share on such purchase. For the purposes of this Section, the "Platelet Interim Determination" means the point in the clinical trials under the Platelet Agreement set forth on Schedule C to this Agreement. As used in this Section 4.1, "open market" means the average closing price of the Cerus stock, as reported in the Wall Street Journal, for the thirty (30) trading days prior to and including the trading day that is two (2)


                                      20.

trading days prior to the date the purchase is consummated. A "trading day" is a day when the Cerus stock may be traded on the relevant exchange or over the counter.

               (b) The purchase prices set forth above in Subsection (a), excluding prices set by open market price, will be appropriately adjusted for stock splits, stock dividends and the like.

               (c) The purchases of equity set forth above will be made in accordance with an agreement substantially in the form of the Stock Purchase Agreement in the form of Schedule G to this Agreement, with appropriate changes to reflect share price, class and series of stock being purchased and to make accurate representations and warranties as of the date of the subsequent equity purchases; such changes shall not affect the equity purchase and sale obligations hereunder. While it is anticipated that the parties will separately execute and deliver such Stock Purchase Agreements and associated documents for subsequent equity purchases, the obligation to purchase and sell equity as set forth in this Section are enforceable obligations upon the signing of this Agreement irrespective of whether there is a separate execution and delivery of such Stock Purchase Agreements and associated documents. It is understood that from and after the date of Cerus' initial public offering or other conversion of Cerus' outstanding Preferred Stock to Common Stock, the shares purchased hereunder will be shares of Cerus Common Stock. Prior to such time, the shares purchased hereunder will be shares of Cerus Preferred Stock. Cerus will use reasonable efforts to provide Baxter fifteen (15) days prior notice of the expected date of achievement of milestones under Subsection (a).

               (d) Notwithstanding Subsection (a) above, in the event that any purchase of equity pursuant to such subsection would cause Baxter to own in excess of twenty and one-tenth percent (20.1%) of issued and outstanding voting capital stock of Cerus, Cerus may limit such purchase of equity by Baxter to a number of shares of voting capital stock that would cause Baxter to own not more than twenty and one-tenth percent (20.1%) of such issued and outstanding voting capital stock. Notwithstanding Subsection (a) above, in the event that Baxter at any time owns in excess of twenty and one-tenth (20.1%) of the issued and outstanding voting capital stock of Cerus, Cerus may limit Baxter's further purchases of voting capital stock pursuant to such subsection. Nothing in this clause (d) will limit or restrict Baxter's right to convert the Special Preferred Stock in accordance with its terms.

               (e) Notwithstanding Subsection (a) above, in the event that any purchase pursuant to such subsection would cause Baxter to own in excess of nineteen and nine-tenths percent (19.9%) of issued and outstanding voting capital stock of Cerus, Baxter may limit such purchase of equity to a number of shares of capital stock that would cause Baxter to own not more than nineteen and nine-tenths percent (19.9%) of the issued and outstanding voting capital stock of Cerus; provided that in each such instance, upon the written request of Cerus, Baxter shall pay to Cerus as a research and development payment an amount equal to the difference between [...***...] and the dollar amount of capital stock being purchased. Such research and development payment will be made to Cerus on the date for consummation of purchase of such capital stock. Unless Cerus notifies Baxter, as set forth below, that Cerus elects to repay to Baxter the amount of such research and development payment, such research and development payment will be treated as if Baxter had made an additional contribution of cash to the Final Project Total Budget for the purposes of the fourth sentence of Section 3.5 (allocated among then

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CONFIDENTIAL TREATMENT REQUESTED


                                      21.

ongoing Projects (except for the S59 FFP Project) in proportion to the size of the then approved budget for each Project). (Such research and development payment shall not, however, change the actual approved budget for any Project nor Cerus' contribution thereto.) Cerus must notify Baxter in writing at the time of such research and development payment whether or not Cerus elects to repay to Baxter the amount of such research and development payment. If Cerus notifies Baxter that Cerus elects to repay such amount, Cerus will, if such amount is not earlier repaid, pay to Baxter fifty percent (50%) of the Revenue Sharing Payments received by Cerus hereunder, until such amount is repaid. In the event that Baxter makes any such research and development payment to Cerus pursuant to this subsection (e), Cerus will grant to Baxter a warrant to purchase capital stock of Cerus on the following terms: (i) the exercise price will be the price per share to Baxter established under Subsection (a) above (i.e., the subsection applicable to the then current Baxter equity purchase);
(ii) the term of the warrant shall extend until [...***...] (as defined in the Platelet Agreement) in the U.S. or Europe of the first product developed under the Platelet Agreement, but not to exceed [...***...] from the date such research and development payment was made, subject to earlier termination in the event of merger or acquisition of Cerus; and (iii) the number of shares subject to the warrant shall be equal to [...***...]. The number of shares subject to the warrant will be appropriately adjusted from time to time for stock splits, stock dividends and the like. Repayment of the amount of the research and development payment will not terminate the warrant.

        4.2 STANDSTILL BY BAXTER. Baxter agrees that it will not at any time, nor will it permit any of its Affiliates to, without the prior written consent of Cerus:

               (a)

                      (i) acquire, directly or indirectly, by purchase or otherwise, of record or beneficially, other than by the transactions set forth in Section 4.1 of this Agreement or conversion of the Special Preferred Stock, any securities of Cerus or rights or options to acquire any securities from any holder of such securities if after such acquisition (and giving effect to the exercise of any such rights or options) Baxter and its Affiliates would own capital stock of Cerus having twenty and one-tenth percent (20.1%) or more of the voting power of the outstanding capital stock of Cerus; provided, however, that subsequent reductions in the number of shares of outstanding voting capital stock of Cerus (or rights or options therefor) shall not be deemed to have caused a violation of this Section 4.2(a).

                      (ii) To the extent Baxter and/or its Affiliates owns, beneficially or of record, securities of Cerus constituting twenty and one-tenth percent (20.1%) or more of the voting power of the outstanding capital stock of Cerus and such securities include securities of Cerus other than those purchased pursuant to Section 4.1, Baxter and/or its Affiliates shall be deemed to own "Prohibited Securities." By way of example, to the extent that exercise of the conversion rights of the Special Preferred Stock might cause Baxter to own twenty and one tenth percent (20.1%) or more of the voting power of the outstanding capital stock of Cerus, the shares received on exercise of such conversion rights would be "Prohibited Securities" to the extent of such excess. Baxter agrees that neither it nor any of its Affiliates shall (and neither it nor any of its Affiliates shall be entitled to) vote any Prohibited Securities with respect to any matter subject to the vote or written consent of Cerus' stockholders (provided, however, that the foregoing shall

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* CONFIDENTIAL TREATMENT REQUESTED


                                      22.

not be deemed to limit Cerus' remedies in the event that the Prohibited Securities were acquired in violation of this Section);

                      (iii) Baxter hereby covenants and agrees that it will provide written notice to Cerus of any purchase, sale or other acquisition or disposition, on the open market or in private transactions, by Baxter or any of its Affiliates of any securities of Cerus (or if Baxter or such Affiliates shall direct any third party to take any such actions on behalf of Baxter or such Affiliates). Such notice shall be transmitted to Cerus by facsimile (with telephonic notice) within three (3) business days after any such transaction on the open market or within ten (10) business days after any such private transaction, and shall specify the person or entity effecting the transaction, the date of such transaction, the number of securities and the price per security with respect to such transaction;

               (b) solicit proxies with respect to any securities of Cerus under any circumstances for change in the directors or management of Cerus or relating to merger or acquisition of the Company or deposit any securities of Cerus in a voting trust or subject them to a voting agreement or other agreement of similar effect (other than subjecting shares owned by Baxter to a revocable proxy);

               (c) initiate, propose or otherwise solicit any stockholder for the approval of one or more stockholder proposals at any time, or induce or attempt to induce any other person to initiate any stockholder proposal for change in the directors or management of Cerus or relating to merger or acquisition of the Company; or

               (d) take any action individually or jointly with any partnership, limited partnership, syndicate, or other group or assist any other person, corporation, entity or group in taking any action it could not take individually under the terms of this Section 4.2.

        The preceding provisions of this Section 4.2 shall terminate in the event (i) any Person (defined below) or 13D Group (defined below) other than an Affiliate of Baxter) shall have commenced a tender offer for a majority of the outstanding shares of Common Stock (including any other outstanding voting securities) of Cerus or (ii) Cerus' Board of Directors (the "Board") shall determine to (A) approve any transaction set forth in clause (i) immediately preceding, (B) liquidate Cerus or sell all or substantially all of the assets of Cerus to another person, (C) approve a merger or consolidation of Cerus with any other person that would result in the voting securities of Cerus outstanding immediately prior thereto continuing to represent less than a majority of the combined voting power of the voting securities of Cerus or such surviving entity outstanding immediately after such merger or consolidation or (D) sell to any person a majority of Cerus' outstanding voting securities. In the event of any determination by the Board pursuant to the immediately preceding clause (ii), Cerus shall notify Baxter at least 15 days prior to the final approval of such transaction, and any such Board determination shall be conditioned upon the notification by Cerus of Baxter in compliance with this sentence. For purposes of this Section 4.2, a "13D Group" means any group formed for the purpose of acquiring, holding, voting or disposing of securities of Cerus that would be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder, to file a statement on Schedule 13D with the (United States Securities Exchange Commission) as a "Person" within the meaning of Section 13(d)(3) of the Exchange Act if such group beneficially owned sufficient securities to require such a filing. All of the provisions of


                                      23.

this Section 4.2 shall be reinstated and shall apply in full force according to their terms in the event that: (x) if the preceding provisions of this Section
4.2 shall have terminated as a result of a tender offer, such tender offer (as originally made or as extended or modified) shall have terminated (without closing) prior to the commencement of a tender offer by Baxter or any of its Affiliates that would have been permitted to be made pursuant to the preceding provisions of this paragraph as a result of such third-party tender offer, (y) any tender offer by Baxter or any of its Affiliates (as originally made or as extended or modified) that was permitted to be made pursuant to the preceding provisions of this paragraph shall have terminated (without closing), or (z) if the preceding provisions of this Section 4.2 shall have terminated as a result of a Board determination referred to in the preceding clause (ii), the Board shall have determined not to take any of such actions (and no such transaction considered by the Board shall have closed) prior to the commencement of a tender offer by Baxter or any of its Affiliates that would have been permitted to be made pursuant to the preceding provisions of this paragraph as a result of the initial Board determination referred to in the preceding clause (ii), unless prior to such Board determination not to take any of such actions, any of the events described in the preceding clause (i) shall have occurred. Upon reinstatement of the provisions of this Section 4.2, the preceding provisions of this paragraph shall continue to govern (including, without limitation, those that provide for the termination of the preceding provisions of this Section 4.2) in the event that any of the events described in the preceding clauses (i) or (ii) shall occur. Upon the closing of any tender offer for, or acquisition by Baxter or its Affiliates of, any securities of Cerus or rights or options to acquire any such securities that would have been prohibited by the preceding provisions of this Section 4.2 but for the provisions of this paragraph, all provisions of this Section 4.2 shall terminate.

5. SUPPLY OF CERUS COMPOUND AND SYSTEM MANUFACTURING.

        5.1 CERUS RESPONSIBILITIES. Cerus shall at all times use commercially reasonable efforts to supply, or have supplied, Baxter's demand for the Cerus Compounds and New Technology Compounds that the Management Board determines are to be supplied by Cerus, used in each System, and S59 removal devices for S59 FFP Systems. The Parties shall agree in good faith upon a forecasting, order, supply and delivery mechanism for the Cerus Compounds, such New Technology Compounds and S59 removal devices for S59 FFP Systems. All Cerus Compounds, New Technology Compounds and S59 removal devices for S59 FFP Systems supplied by Cerus shall comply with the requirements for such compounds and components established pursuant to Section 5.5 of this Agreement.

        5.2 BAXTER RESPONSIBILITIES. Baxter shall be responsible for all aspects relating to scale-up, production, marketing and distribution of each System, but not including manufacturing of the Cerus Compounds, New Technology Compounds that the Management Board determines are to be provided by Cerus or S59 Removal Devices for S59 FFP Systems. Such products shall meet the requirements for Systems as finally approved in writing by the Management Board. Any change in requirements must be approved in writing by the Management Board. Such requirements shall include a provision that such products be made according to Good Manufacturing Practices in a facility licensed by the FDA (or if Baxter shall elect to manufacture outside the United States) other applicable regulatory authority.


                                      24.

        5.3 INSTRUMENT PRODUCTION. Baxter shall tool and scale up the production model of any Instrument needed for each System. Baxter shall be responsible for production and manufacture of the Instrument and associated software of each System.

        5.4 SYSTEM SPECIFICATIONS. Baxter's manufacture of each System shall be in accordance with Systems Specifications as finally approved in writing by the Management Board. Any change in Systems Specifications must be approved in writing by the Management Board.

        5.5 CERUS SPECIFICATIONS. Cerus shall supply Cerus Compounds, and those New Technology Compounds that the Management Board shall determine are to be supplied by Cerus, in Bulk Form to Baxter to be used as a component of a System and Baxter shall obtain Cerus Compounds and such New Technology Compounds to meet its requirements of inactivation compounds (other than Baxter Compounds and those New Technology Compounds that the Management Board determines are to be provided by Baxter) for use within the Field. Such Cerus Compounds and New Technology Compounds shall meet the specifications for Cerus Compounds and New Technology Compounds as finally approved in writing by the Management Board. Any change in specifications for such Cerus Compounds or New Technology Compounds must be approved in writing by the Management Board. Such specifications shall include a provision that Cerus Compounds, and New Technology Compounds that the Management Board determines shall be supplied by Cerus, be made according to Good Manufacturing Practices in a facility licensed by the FDA or (if Cerus shall elect to manufacture such compounds outside the United States) other applicable regulatory authority.

        5.6 SOURCE OF SUPPLY. In the event Baxter recommends that Cerus change Cerus' source of raw materials or Cerus Compound because of actual or anticipated irregularity of supply, or failure to meet specifications and a viable alternative source of supply is available, Cerus will support Baxter in Cerus' obtaining such alternate source to the extent commercially reasonable.

        5.7 FAILURE OF CERUS TO MEET BAXTER REQUIREMENTS. To the extent that Cerus cannot meet Baxter's requirements for Cerus Compounds, Baxter shall be free to obtain Cerus Compounds from a third party. Cerus agrees to provide the third party that Baxter selects with the necessary information and Cerus Know-How to allow the third party to make the Cerus Compounds.

        5.8 SYSTEM IMPROVEMENTS. During the term of this Agreement, as approved by the Management Board, the Parties will cooperate in making improvements to each System to meet changing market needs, to yield manufacturing cost reductions or make quality improvements. The costs for such System Improvements of Inactivation Packages shall be budgeted by the Management Board and subject to cost sharing pursuant to Section 3.5 and shall be added to the Final Project Total Budget. Notwithstanding the foregoing, Cerus will be responsible for [...***...] and Baxter will be responsible for [...***...] of the cost of System Improvements for the S59 FFP Systems, such obligation, however, being subject to mutual agreement to undertake such System Improvement.

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* CONFIDENTIAL TREATMENT REQUESTED


                                      25.

6.      MARKETING AND DISTRIBUTION RIGHTS: EXCLUSIVE DISTRIBUTION RIGHTS.

        6.1 COMMERCIALIZATION. Baxter shall use commercially reasonable efforts to market and sell Systems developed under this Agreement in those countries of the world in which the Management Board determines that such Systems should be marketed and sold. The parties agree that it is desirable to obtain a distribution partner in Japan for S59 FFP Systems and agree to cooperate to obtain such distribution partner. A distribution partner for S59 FFP Systems in Japan obtained through such cooperative efforts is referred to herein as a Joint Japan FFP Distribution Partner. In the event that any agreement is arranged with a Joint Japan FFP Distribution Partner, or otherwise with a distribution partner in Japan, Cerus will have the right to retain any up-front or milestone payments paid by such party for distribution rights for S59 FFP Systems. In the event that a Joint Japan FFP Distribution Partner is not obtained through such cooperation on or before [...***...], Cerus shall have the right to terminate any sales or distribution rights of Baxter with respect to S59 FFP Systems in Japan, and may take unilateral action to obtain a distributor for that product in Japan, and such distribution will be considered distribution by Cerus pursuant to Section 6.5 hereof.

        6.2 MEETINGS CONCERNING MARKETING. The Management Board shall meet from time-to-time to discuss and approve marketing strategies in order to optimize customer acceptance and effective promotion of each System. All final plans and strategies regarding System marketing, distribution and pricing shall be established by the Management Board reasonably and in good faith. Baxter shall follow the plans and strategies established by the Management Board. The Management Board will review the marketing plans and strategies, including pricing, from time to time in the light of market conditions. Day-to-day marketing and sales decisions will not be made by the Management Board; Baxter will be responsible to make day-to-day marketing and sales decisions using its best efforts to maximize Net Sales in the interest of both parties. Notwithstanding the foregoing, it is understood and agreed that Baxter and Cerus will not discuss marketing, distribution or pricing of products in any country if Baxter and Cerus are marketing, or have plans to market, competing products in such country.

        6.3 EXCLUSIVE RELATIONSHIP. The parties acknowledge that, except as permitted under Sections 3.8(b) and 3.8(c), the relationship established by this Agreement shall be the sole vehicle for exploitation by either party of products and services in the Field. Accordingly, each party agrees that, except as permitted under Sections 3.8(b) and (c), it will not research, develop or market inactivation/decontamination products or services in the Field, including without limitation products which compete indirectly or directly with the Systems developed and marketed under this Agreement, except under and in accordance with the terms of this Agreement. The foregoing sentence shall not in any event, however, prevent either party from independently investigating or researching New Technology to the extent reasonably necessary for presentation of such New Technology to the Management Board under Paragraph 3.8(a). Notwithstanding the foregoing, nothing in this Agreement shall prevent or restrict Baxter from independently developing and marketing systems for inactivation of pathogens in FFP using methylene blue.

        6.4 COMPETING PRODUCTS. In the event Baxter markets within a specific country or territory an inactivation/decontamination product that competes directly with a specific system

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                                      26.

developed under this Agreement, Baxter's rights under this Agreement shall become co-exclusive with Cerus, or in the case of S59 FFP Systems may be terminated by Cerus, for the specific System in that specific country or territory only, allowing Cerus to market, sell and distribute the System itself within the specific country or territory or, if Cerus chooses, through a single Approved Distributor or Approved Distributors within the specific country or territory. The sharing of Premium shall be adjusted according to Section 7.3. With respect to S59 FFP Systems, Cerus will notify Baxter upon receipt of Regulatory Approval of an S59 FFP System in any country. Baxter will notify Cerus in writing within ninety (90) days after receipt by Baxter of notice of Regulatory Approval of an S59 FFP System in a country whether or not Baxter intends to distribute the S59 FFP System in such country. If Baxter is then selling a competing system based on methylene blue in such country, Baxter will have one year from the date receipt by Baxter of notice of such Regulatory Approval to cease selling such methylene blue-based system in such country. If Baxter ceases within such period to sell such methylene blue-based system in such country, the first sentence of this Section shall not apply with respect to Baxter's distribution rights in such country.

        6.5 COMMENCEMENT, CESSATION OF MARKETING. If (a) according to the Management Board, Baxter (through its own efforts or those of its distributors) has not marketed a specific System within a specific country or territory following Market Launch within a reasonable time, but not less than one year nor more than three years from Market Launch, or (b) after commencement of marketing of a specific System in a particular country or territory, Baxter shall cease marketing (or be prevented from marketing by governmental action concerning Baxter) of such System in such country or territory in the manner required under this Agreement, Cerus shall have exclusive rights to market that specific System in that specific country or territory only, allowing Cerus to market, sell and distribute the System itself within the specific country or territory, or if Cerus chooses, through an Approved Distributor or Approved Distributors within the specific country or territory. The sharing of Premium shall be adjusted according to Section 7.3. If, according to the Management Board, Cerus (through its own efforts or those of its distributors) has failed to gain a sufficient market share for a particular System within a specific country or territory within three (3) years after Cerus has obtained marketing rights in such country or territory, or to gain or maintain sufficient market share in such country at any time thereafter, or has ceased marketing of a specific System (other than S59 FFP Systems) in any country or territory, Cerus' rights under this Agreement shall become co-exclusive with Baxter, for that specific System in that specific country or territory, allowing Baxter to market, sell and distribute the System itself within the specific country or territory or, if Baxter chooses, through a single Approved Distributor or Approved Distributors within the specific country or territory.

        6.6 ACHIEVEMENT OF MARKET SHARE. If, according to the Management Board, Baxter (through its own efforts and those of its distributors) has not gained a sufficient market share for a particular System within a specific country or territory within three (3) years following Market Launch, or has not gained or maintained sufficient market share in such country at any time thereafter, Baxter's rights under this Agreement shall become co-exclusive with Cerus, or in the case of S59 FFP Systems may be terminated by Cerus, for that specific System in that specific country or territory, allowing Cerus to market, sell and distribute the System itself within the specific country or territory or, if Cerus chooses, through a single Approved Distributor or Approved Distributors within the specific country or territory. The sharing of Premium shall be adjusted according to Section 7.3.


                                      27.

        6.7 SUPPLY OF BAXTER GOODS. Baxter shall provide the necessary Baxter disposables, Blood Pack Units(R), Instruments, Baxter Compounds, New Technology Compounds that the Management Board determines will be provided by Baxter, and other components necessary for Cerus, or Cerus' Approved Distributor, to sell Systems under Sections 6.1, 6.5 and 6.6. Cerus shall forecast its needs for such Baxter disposables, apheresis kits, Blood Pack Unit(R), Instruments, Baxter Compounds, New Technology Compounds that the Management Board determines shall be supplied by Baxter, and other components under Sections 6.1, 6.5 and 6.6. Baxter's Cost of Goods/Base Revenue under this section shall be reimbursed under
Section 7.3, except with respect to Instruments, as provided in this Section. Baxter shall not, however, be obligated to develop, reconfigure, modify, qualify or seek Regulatory approval for any disposables, apheresis kits, Blood Pack Units(R), Instruments, Baxter Compounds, New Technology Compounds that the Management Board determines shall be supplied by Baxter, or other components supplied to Cerus or Cerus' Approved Distributor under this Section. If Cerus distributes S59 FFP Systems in any country, Cerus will be responsible in such country for placement with customers of Instruments that are solely for use with S59 FFP Systems. Cerus will pay to Baxter [...***...], if such Instruments are manufactured by a third-party supplier, or [...***...], if such Instruments are manufactured by Baxter. In the event Cerus terminates Baxter's distribution rights for S59 FFP Systems with respect to a particular country, and Cerus or another distributor takes over distribution of such Systems, Cerus will purchase from Baxter any Instruments owned by Baxter and placed with customers in such country solely for use with S59 FFP Systems, and Cerus will pay Baxter's book value for any such Instruments.

        6.8 REQUALIFICATION. In the event Cerus obtains distribution rights under Section 6.1, 6.5, 6.6, 12 or 16, or in the event Baxter does not supply sufficient goods under Section 6.7 to meet Cerus' needs (without limiting Baxter's obligation to supply such goods) Cerus may, or may license third parties to, make, have made, use, sell and have sold products using the Cerus Compounds, Baxter Compounds or New Technology Compounds, or under the Cerus Patents or Cerus Know-How or patents or know- how pertaining to New Technology to which rights have been acquired pursuant to Section 3.8, and under any patents or know-how under which Cerus is licensed pursuant to Section 8.5(b) and
Section 8.6 hereof, for the use and in the particular country or countries for which Cerus has distribution rights, provided that such products are qualified for regulatory approval on Cerus' or such third party's own system.

        6.9 MANAGEMENT BOARD ACCESS TO AND REVIEW OF MARKETING AND DISTRIBUTION INFORMATION. A party marketing and distributing products under this Agreement will provide to the Management Board all information in such party's possession as the Management Board may reasonably require from time to time to review and make decisions concerning marketing and distribution, including without limitation breakdown and substantiation of any data provided pursuant to Section 13 of this Agreement. If the information requested of a party is information that is not normally collected by the party, and requires substantial additional expense of such party to collect and provide, such additional expense shall be borne equally by the parties.

        6.10 BAXTER TERMINATION OF DISTRIBUTION FOR S59 FFP SYSTEMS. Baxter may elect upon twenty-four (24) months' prior written notice to Cerus to terminate Baxter's right and obligation to distribute S59 FFP Systems in a particular country, provided that after receipt of such notice, Cerus may earlier terminate such right and obligation in such country.

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                                      28.

        6.11 BAXTER TERMINATION OF SUPPLY OF GOODS FOR S59 FFP SYSTEMS. In the event that Baxter's distribution rights for S59 FFP Systems terminate for any reason, Baxter may thereafter elect upon [...***...] months' prior written notice to terminate its right and obligation to supply goods to Cerus pursuant to Section 6.7 hereof. Baxter will provide reasonable assistance during such [...***...] month period to assist Cerus to make the transition to another supplier or suppliers. In addition, Baxter will continue, even after such [...***...] month period, to supply components that Cerus is unable to obtain from third parties due to Baxter proprietary rights or that are required to maintain regulatory validation for the Cerus S59 FFP Systems; such components will be supplied by Baxter at [...***...] for such components. Cerus will use due diligence to seek regulatory validation of substitute components during such [...***...] month period. Following such termination, Baxter shall cease to receive any Revenue Sharing Payments with respect to S59 FFP Systems.

        6.12 CERUS TERMINATION OF BAXTER MANUFACTURING RIGHTS FOR S59 FFP SYSTEMS. In the event that, during the scale-up or manufacturing stages for the S59 FFP Project, Cerus unilaterally terminates the S59 FFP Project or Baxter's manufacturing rights and obligations for S59 FFP Systems, other than for breach of this Agreement by Baxter, then during the period between receipt by Baxter of Cerus' notice of intent to terminate and the actual date of termination, Baxter will use its best efforts, in consultation with Cerus, to reduce inventory and limit commitments to suppliers and to wind down such operations. Following the actual date of termination, Cerus will pay to Baxter Baxter's out of pocket costs with respect to raw materials, work-in-process and finished goods purchased or ordered on non-cancellable orders that cannot be disposed of or used for other purposes, and Baxter will convey title to such goods to Cerus. Cerus will also pay to Baxter reasonable wind-down costs of Baxter personnel that were engaged by Baxter solely to carry out such activities and who cannot be reassigned to other duties at Baxter. Such personnel costs shall not exceed two weeks salary and benefits for any such individual. At Cerus' request, Baxter will provide to Cerus books and records reflecting any costs for which Baxter is seeking reimbursement under this Section.

        6.13 CERUS TERMINATION OF DISTRIBUTION RIGHTS FOR S59 FFP SYSTEMS. In the event that following Market Launch for the S59 FFP Project, Cerus unilaterally terminates Baxter's distribution rights hereunder with respect to S59 FFP Systems, other than for breach of this Agreement by Baxter, Cerus will provide Baxter not less than [...***...] months written notice of such termination. During such period, the parties will cooperate to sell any inventory held by Baxter. At the end of such period, Cerus will purchase any inventory that has an acceptable shelf life at a purchase price equal to Baxter's Cost of Goods. Cerus will be entitled to credit such purchase price against any Cerus obligation under Section 7.3 hereof to Baxter arising from Cerus' sale of inventory. At Cerus' request, Baxter will provide to Cerus books and records reflecting any costs for which Baxter is seeking reimbursement under this Section. In the event that agreements with customers entered into prior to receipt of such Cerus notice of termination have contractual commitments to customers extending beyond the termination date, Cerus shall, at its election on a customer-by-customer basis, (a) permit Baxter to continue to supply S59 FFP Systems to such customer beyond the termination date, (b) assume Baxter's supply obligations under such contractual commitments, or (c) pay any penalties owing to the customer to terminate such contractual commitments.

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                                      29.

7.      REVENUE SHARING.

        7.1 REVENUE SHARING PAYMENTS. In consideration of the Cooperative Development Work to be undertaken and other obligations set forth herein, the parties agree to share Net Sales as follows: Subject to the provisions of Sections 3.5, 3.7(a), 7.2, 7.3, 7.4, and 12, no later than sixty (60) days after the first and all subsequent calendar quarters following the Market Launch of the System, (a) Baxter shall pay to Cerus, with respect to Net Sales in such calendar quarter, a sum equal to: (1) Cerus' Cost of Goods/Base Revenue; and (2) fifty percent (50%) (or such other percentage as is established pursuant to Section 3.5 hereof) for all products other than S59 FFP Systems, and Seventy-Five percent (75%) for S59 FFP Systems, of the Premium during such calendar quarter ("Revenue Sharing Payments"), and (b) Baxter shall retain for itself the balance of the proceeds of Net Sales of Systems shipped during such Calendar Quarter. On each such date a party that has received in such calendar quarter a royalty, license fee or other consideration for licensing or sublicensing rights hereunder shall pay to the other party the amount due to such party under Section 7.4. The Revenue Sharing Payments due and payable hereunder shall be computed for each calendar quarter in the currency in which the sale was made, but shall be definitively discharged by payment to Cerus in U.S. dollars converted from such currency using the average of spot rates for such currency for the last business day of the second and third months of such quarter and of the first month of the subsequent quarter, as quoted in the Wall Street Journal (or such other mutually agreeable financial publication of international circulation or rates published by Baxter's corporate treasury, if mutually agreed).

        7.2 BAXTER SOURCING CERUS COMPOUNDS. In the event Baxter sources the Cerus Compounds from an alternate source, Baxter shall retain for itself the Cost of Goods/Base Revenue for the Cerus Compounds in the Systems shipped during such calendar duration.

        7.3 CERUS AS SELLER OF SYSTEMS. In the event Cerus, or an Approved Distributor appointed by Cerus, is the seller of the Systems under Sections 6.1, 6.5, 6.6 or Section 12, Cerus shall retain for itself its Cost of Goods/Base Revenue, and the Marketing and Administrative Expenses, and pay to Baxter, Baxter's Cost of Goods/Base Revenue and the percentage of Premium received by each of the parties will equal the percentage contributed by such party to the sum of (a) cash contributed to the Final Project Total Budget, plus (b) Noncash Contribution to the Project, provided that for the purposes of computations under this Section, Baxter's Noncash Contribution shall be reduced by (i) fifty percent (50%) if such sales are made pursuant to Section 6.6, or (ii) by seventy-five percent (75%) if such sales are made pursuant to Section 6.1, 6.5, or Section 12. In the event that Cerus purchases any components from Baxter, as provided in Section 6.7, Baxter's share of the Premium split shall be not less than fifty percent (50%) of Baxter's Cost of Goods for such components, except with respect to Instruments, as provided in Section 6.7. For the purpose of clarification, with respect to S59 FFP Systems, expenditures by Cerus and unreimbursed expenditures by Baxter after December 31, 1997 will be considered part of such party's cash contribution to the S59 FFP Final Project Total Budget.

        7.4 LICENSING OF RIGHTS ARISING UNDER THIS AGREEMENT. In the event either Cerus (pursuant to Section 6.8 hereof) or Baxter (pursuant to Section 8.4 hereof) or Cerus and Baxter jointly (pursuant to a determination of the Management Board) licenses or sublicenses to a third party rights arising under this Agreement, all royalties, license fees and other consideration received from such licensing or sublicensing (excluding research or development payments) shall be shared by the parties according to the percentage of the sum of (a) funding by each party


                                      30.

in the Final Project Total Budget (or such lesser amount as shall have been expended by Baxter and Cerus to enable the parties to license or sublicense the rights hereunder and to comply with their development obligations under the license or sublicense agreement), plus (b) Noncash Contribution to such Project made by each party, provided that for the purposes of this Section, Cerus' and Baxter's Noncash Contributions will be equitably adjusted to reflect the relative contribution of Cerus Patents and Cerus Know-How and Baxter Patents and Baxter Know-How to the rights being licensed or sublicensed, but in all events Baxter's Noncash Contribution shall be reduced by not less than seventy-five percent (75%). In the event such license or sublicense to a third party is solely to rights to a New Technology acquired jointly by Baxter and Cerus pursuant to Section 3.8(a), and not to rights with respect to any Cooperative Development Work, Baxter and Cerus shall share equally, or in such other proportion as Baxter and Cerus shall agree, all royalties, license fees and other consideration received from such licensing or sublicensing. Notwithstanding the foregoing, Cerus will not have any obligation to pay any royalty, license fee or other consideration with respect to any licensing by Cerus to third parties pursuant to the rights of Cerus under Section 8.5(a) of this Agreement.

        7.5 DISTRIBUTOR SALES. In the event that either party sells Inactivation Packages or Integrated Inactivation Sets through a distributor, other than sales by Cerus of such products for S59 FFP, Net Sales shall be computed as set forth in paragraph (c) of the definition of Net Sales, and the Distributor Portion will not diminish the Revenue Sharing Payment receivable by the other party.

8.      PATENTS, KNOW-HOW, LICENSE GRANTS.

        8.1 CERUS SOLE OWNERSHIP. Any Cerus Project Inventions shall be assigned to and owned by Cerus.

        8.2 BAXTER SOLE OWNERSHIP. Any Baxter Project Inventions shall be assigned to and owned by Baxter.

        8.3 JOINT OWNERSHIP.

               (a) Cerus and Baxter each agrees to take all reasonable steps to maximize the opportunity for patent protection of inventions made in the course of this Agreement, including, without limitation, inventions that are improvements of inventions covered by the Baxter Patents and Cerus Patents.

               (b) Joint Inventions shall be assigned to and owned by Baxter and Cerus jointly, except as set forth below in this Section 8.3(b).

                        (i) Those inventions which would be unpatentable, under 35 U.S.C. Section 103, over Cerus-owned patents or patent applications that qualify as prior art solely under 35 U.S.C. Section 102(f) or 35 U.S.C. Section 102(g) (other than patents or patent applications commonly owned by Cerus and Baxter) shall be owned by, and are hereby deemed assigned to, Cerus.

                        (ii) Those inventions which would be unpatentable, under 35 U.S.C. Section 103, over Baxter-owned patents or patent applications that qualify


                                      31.

                                as prior art solely under 35 U.S.C. Section
                                102(f) or 35 U.S.C. Section 102(g) (other than patents or patent applications commonly owned by Baxter and Cerus) shall be owned by, and are hereby deemed assigned to, Baxter.

               (c) The parties agree that any Joint Invention previously assigned under the terms of this Agreement as in effect prior to the First Amendment Effective Date shall be re-assigned in accordance with the terms of this Agreement as amended and restated on the First Amendment Effective Date.

               (d) Any Contractor Inventions of which either Baxter or Cerus gains ownership shall be considered Joint Inventions with ownership assigned as provided in Section 8.3(b), irrespective of whether the contract with the Contractor specifies Baxter or Cerus, or Baxter and Cerus jointly, as the assignee; provided, however, that any Contractor Inventions reading on S59 FFP Systems will be assigned to and solely owned by Cerus, unless such Contractor Inventions read on both S59 Systems and systems developed under the Platelet Agreement, in which case ownership of such Contractor Inventions will be assigned as provided in the Platelet Agreement. Each party agrees to execute such additional documents as may be necessary to evidence or effectuate such ownership or assignment. To the extent any such contract conveys any rights by license, the recipient of such license rights (whether Cerus or Baxter) will use its best efforts to obtain the right to assign an equal interest in, or sublicense, such rights to the other party, and if obtained, such rights shall be granted to the other party. If for any reason, such rights to equal interest or sublicense can not be obtained, Cerus and Baxter will nonetheless arrange between themselves for Cerus and Baxter to share the benefits of such rights in a manner consistent with the terms of this Agreement. The parties agree that any Contractor Invention previously assigned under the terms of this Agreement that were in effect prior to the First Amendment Effective Date shall be re-assigned in accordance with the terms of this Agreement as amended and restated on the First Amendment Effective Date. Notwithstanding the foregoing, any rights obtained by license with respect to S59 FFP Systems will be owned solely by Cerus without any obligation to assign to Baxter or make other arrangements for the benefit of Baxter, unless such rights read on both S59 FFP Systems and systems developed under the Platelet Agreement, in which case ownership of such rights will be assigned as provided in the Platelet Agreement.

               (e) Within the Field, the parties shall exploit any Joint Patents solely for the development, sale or licensing of Systems pursuant to this Agreement.

        8.4 LICENSE.

               Subject to the terms and conditions of this Agreement, for Systems whose manufacture, use or sale is covered by a claim of a Cerus Patent, or which use Cerus Know-How, Cerus hereby grants Baxter an exclusive, paid-up, royalty free (except as provided herein) license, with the right to sublicense (if such sublicense is approved in advance by the Management Board), under Cerus Patents and Cerus Know-How to make, have made, import, sell, offer for sale or have sold such Systems, and to use such Systems solely for promotion and sale thereof, worldwide, solely for use in the Approved Project Field. Notwithstanding the foregoing, for any country or territory where such marketing rights become co-exclusive or exclusive to Cerus pursuant to Sections 6.1, 6.5 or 6.6 of the Agreement, such license shall


                                      32.

automatically become co-exclusive with Cerus, or the rights shall revert exclusively to Cerus, as the case may be, for such country or territory. Except as set forth herein in Section 5.7, such license shall exclude the right to make or have made Cerus Compounds. As to Cerus Compounds, such license shall be limited to the Cerus Compounds that are selected by the Management Board for a specific Project within the Approved Project Field. Notwithstanding anything in this Section or elsewhere in this Agreement, Baxter shall not have any license or distribution rights in or to any Cerus Patent or Cerus Know-How to the extent relating to (a) the inactivation of bacteria, viruses, parasites or other pathogens through use of compounds other than psoralens, ALE compounds or New Technology Compounds, or (b) use outside the Approved Project Field, except as provided in Section 8.6 of this Agreement.

        8.5 CERUS RIGHTS.

               (a) Baxter and Cerus have previously entered into a letter agreement dated January 18, 1996 Re Non-Exclusive License for Plasma Derivatives a copy of which is attached hereto as Schedule D (the "Plasma Derivatives Letter"). The Plasma Derivatives Letter is not superseded by this Agreement. For the purposes of clarity, the parties agree that the terms of the Plasma Derivatives Letter apply to source plasma and recovered plasma for fractionation in the same manner as they apply to plasma derivatives and recombinant equivalents thereof, all of which shall be considered to be outside of the Field, notwithstanding any other provision of this Agreement.

               (b) The license to Baxter set forth above is subject to the right retained by Cerus to grant licenses to third parties under Cerus Patents and Cerus Know-How, and exercise other rights, as provided in Section 6.8 of this Agreement. Baxter further grants to Cerus paid-up, royalty-free (except as provided herein) license, with right to sublicense (a) co-exclusive in the Field, to any Baxter Project Patents or Baxter Know-How developed in the course of the Cooperative Development Work or Platelet Project, and (b) non-exclusive in the Field to any Baxter Patents or Baxter Know-How otherwise embodied or used within a System or a system developed under the Platelet Agreement; solely for the purposes of granting licenses and exercising other rights pursuant to Sections 6.1, 6.5, 6.6, 6.7, 6.8 and 8.5 or exercising Cerus' rights under
Section 12 or 16 of this Agreement, including without limitation the right to make, have made, and use, sell or have sold any components of a System. This clause (b) shall exclude, however, any Baxter proprietary materials or Baxter proprietary configuration of blood bags and associated tubes and connections, or Baxter proprietary processes to manufacture any of the same, unless Baxter shall consent in writing to license of the same to Cerus.

        8.6 CROSS-LICENSE AS TO INSTRUMENTS AND COMPOUND REMOVAL DEVICES; EXPLOITATION OF JOINT INVENTIONS OUTSIDE THE FIELD.

               (a) Cerus hereby grants to Baxter, and Baxter hereby grants to Cerus, a worldwide, non-exclusive, paid-up, royalty-free license, with right to sublicense, to make, have made, import, and use, sell, offer for sale, or have sold, outside the Field, products under any patents and know-how of the granting party used or embodied in any Instrument or in any compound removal device developed under this Agreement or the Platelet Agreement.

               (b) Either party may exploit any Joint Invention and rights to any Joint Patent outside the Field subject to an obligation to pay the other party a reasonable royalty to be


                                      33.

negotiated in good faith, taking into account the parties' relative contributions to the making of such invention, and, failing agreement on such royalty, to be determined by arbitration pursuant to Section 3.2(d) hereof. Such royalty will be paid by a party irrespective of whether sole ownership of such Joint Invention or Joint Patent is assigned, pursuant to Section 8.3(b), 8.3(c) or 8.3(d), to such party or to the other party. Such royalty obligations shall not apply to the exercise of the rights specifically provided in Section 8.6(a) above. Notwithstanding the foregoing or Section 8.6(c), any exploitation by a party of a Joint Invention in the Field shall be made solely either through a System developed pursuant to the Cooperative Development Work and subject to revenue sharing as provided herein.

               (c) If either party is assigned sole ownership of a Joint Invention pursuant to Section 8.3 hereof, that party hereby grants to the other party a worldwide, irrevocable, non-exclusive paid-up (except for the royalties provided for in Section 8.6(b)) license, with right to sublicense, to make, have made, import, and use, sell, offer for sale, or have sold products practicing such invention and under any associated patent rights.

        8.7 EXCLUDED PRODUCTS. The term Excluded Product means any product in the Field that Baxter, in its sole discretion, specifically notifies Cerus in writing that Baxter has no interest in developing and marketing. In the event that Cerus proposes in writing a product for development under the Cooperative Development Work, Baxter will consider such proposal in good faith and will notify Cerus in writing if Baxter has no interest in developing and marketing such product in the reasonably foreseeable future. Notwithstanding any other provision of this Agreement, all rights and licenses hereunder as to any Excluded Product shall revert to Cerus, including without limitation the right to make, have made, and use, sell and have sold the Excluded Product. Cerus shall not have any obligation to account to Baxter for any proceeds from sale of any Excluded Product.

        8.8 NOTICE OF SOLE RIGHTS. After the Effective Date of this Agreement, a party asserting sole ownership of any patent rights or know-how in the Field developed pursuant to the Cooperative Development Work shall provide reasonable notice to the Patent Committee of its intention to seek patent protection or to assert proprietary interest in such Know-How. The Patent Committee shall have the right to a reasonable opportunity to review and comment on such assertions prior to patent applications being filed.

        8.9 OTHER AGREEMENTS. Cerus shall not terminate, alter or amend the terms of the following agreements in a manner that would limit Cerus' or Baxter's rights under this Agreement without the prior written approval of
Baxter: The Technology Transfer Agreement and the License Agreement between Cerus and HRI Research, Inc. each dated December 13, 1991. Baxter shall respond within thirty (30) days of receipt of written proposed changes to such agreements. Baxter's approval of proposed changes shall not be unreasonably withheld.

        8.10 REGULATORY FILES. Baxter and Cerus shall each have full access to all materials filed and correspondence with the FDA and other regulatory agencies in connection with the Cooperative Development Work and each System, and shall be entitled to use and rely on such materials with respect to any regulatory approvals for a product sought by either, whether or not such product relates to this Agreement, provided that Baxter shall be entitled to use or rely on any such materials relating to regulatory approvals sought for the S59 System only for the purpose of developing and marketing Systems pursuant to this Agreement and the Platelet


                                      34.

Agreement. In the event that product registration is in the name of Baxter in any country and Cerus obtains marketing rights for such product in such country, then Baxter will, at Cerus' expense, cause the product to be co-registered in Cerus' name or take other steps so that Cerus may market and sell the product under such registration. Promptly following the First Amendment Effective Date, Baxter will take all actions, including execution and filing of all documents, necessary or appropriate to transfer to Cerus all applications and filings relating to regulatory approvals sought for the S59 FFP System.

        8.11 RIGHTS UNDER GOVERNMENT-SPONSORED RESEARCH. Any licenses hereunder to any "subject invention," if any, as defined in 35 U.S.C. Section 201, shall be subject to the rights of the United States Government under 35 U.S.C. Section, 200 et seq.

9.      PROSECUTION OF PATENT RIGHTS.

        9.1 CERUS PATENTS. Cerus shall have the right but no obligation to timely prepare, file, prosecute and maintain, under its exclusive control and at its expense, Cerus Patents.

        9.2 BAXTER PATENTS. Baxter shall have the right but no obligation to timely prepare, file, prosecute and maintain, under its exclusive control and at its expense, Baxter Patents.

        9.3 JOINT PATENTS. The parties shall jointly engage counsel for the purpose of timely preparing, filing, prosecuting and maintaining Joint Patents; provided, however, that if a Joint Patent is assigned to one party or the other pursuant to Section 8.3 hereof, the party to whom such patent is assigned shall employ counsel subject to the other party's right to approve such counsel, which approval shall not be unreasonably withheld. The parties shall jointly control the preparation, filing, prosecution and maintenance of Joint Patents and all expenses relating there to shall be subject to cost sharing pursuant to Section
9.6 hereof. Whenever possible, the parties shall file internationally under the Patent Cooperation Treaty and/or the European Patent Convention in order to minimize expenses. The party or parties who engage counsel to prepare or prosecute Joint Patents shall advise such counsel, at the time of engagement, that such counsel represents both parties.

        9.4 PRIOR ART; REVIEW AND COMMENT. Each party shall cooperate with the other to ensure that all prior art that is pertinent to the examination of a patent or application relating to a Joint Invention or an invention covered by
Section 8.3(d) hereof is brought to the attention of the other party. The parties to this Agreement shall have the right to review and comment on substantive documents prepared in connection with the preparation, filing, prosecution and maintenance of patents and applications relating to a Joint Invention or an invention covered by Section 8.3(d) hereof prior to the filing of such papers; however, such review and comment shall be performed expeditiously so as not to negatively affect patent rights.

        9.5 PROJECT PATENTS; LICENSING PAYMENTS TO THIRD PARTIES.

               (a) The Management Board will conduct a periodic review (at least annually), in consultation with the Patent Committee, to identify those Baxter Patents and Cerus Patents that are protective of the Systems under development, or developed, pursuant to this Agreement. Any such Baxter Patents or Cerus Patents that are so identified (other than patents or patent applications that are primarily directed toward applications outside the Field, and only incidentally directed toward the Field) shall be designated Project Patents. In such periodic


                                      35.

reviews, the Management Board may also determine that certain Baxter Patents or Cerus Patents that were previously designated as Project Patents will be removed from such designation.

               (b) In the event that the Management Board determines that a license from a third party is necessary or desirable in connection with the sale of any System developed under this Agreement, the parties will share the cost of obtaining and maintaining such license. If a Patent Fee Payment is required to obtain or maintain such license, the party negotiating the license will make such payment, and the other party will reimburse the paying party for fifty percent (50%) of the amount of such payment within sixty (60) days after such payment is made. Patent Royalty Payments on Project Patents, and Patent Royalty Payments approved by the Management Board for patents that are not designated as Project Patents, will be paid by Baxter (if Baxter is the selling party) or Cerus (if Cerus is the selling party) for any System and deducted in computing the Premium arising from sales by such party. Notwithstanding the foregoing, with respect to any patents obtained to support the S59 FFP System, Cerus will solely pay any Patent Fee Payment (to the extent such Patent Fee Payment is allocable to S59 FFP, but not to the extent it is allocable to other systems being developed under this Agreement or the Platelet Agreement) and will also pay Patent Royalty Payments, and charge such Patent Fee Payments and Patent Royalty Payments as Cost of Goods in Computing Premium.

        9.6 PATENT EXPENSES. The reasonable expenses, incurred on or after January 1, 1997 of preparing, filing, prosecuting and maintaining Project Patents and Joint Patents in the countries of the United States, Australia, Canada, the United Kingdom, Germany, Belgium, France, Italy, Netherlands, and Japan, and all other countries that are agreeable to Baxter and Cerus, as evidenced in writing shall be borne equally. The parties shall reconcile on a semi-annual basis on or about the last business day of each February and August, commencing August, 1998, all such expenses incurred by the respective parties during the previous semi-annual period (or previous semi-annual periods that have not yet been reconciled). In such reconciliation, Baxter will make a cash payment to Cerus, or Cerus will make a cash payment to Baxter, so that such expenses are borne equally by the parties. Unless countries other than those expressly listed above are agreed to by the parties in writing, such other country filings shall not be made. Except as set forth above in this Section with respect to Project Patents, Cerus will bear the expenses of preparing, filing, prosecuting and maintaining Cerus Patents, and Baxter will bear the expense of preparing, filing, prosecuting and maintaining Baxter Patents.

        9.7 ELECTION NOT TO PAY EXPENSES. If either party does not for any reason pay its share of the reasonable expenses for a particular Project Patent or Joint Patent, then, at the option of the other party:

               (a) the interest of that nonpaying party with respect to that particular patent application or patent shall immediately terminate and the paying party shall be assigned and exclusively own that particular patent or patent application, without affecting the nonpaying party's rights under all other patent applications and patents; or

               (b) the application or patent shall be allowed to lapse.

        In the event the paying party elects option (a) above, the nonpaying party hereby agrees to execute documents necessary to transfer its interest in such patent or patent application to the paying party.


                                      36.

10.     TRADEMARKS.

        10.1 BAXTER TRADEMARKS. Cerus shall make no use of any Baxter trademark without the prior written approval by Baxter.

        10.2 CERUS TRADEMARKS. Baxter shall include the Cerus name and mark (or successor name and mark) in a prominent manner on packaging, literature and promotional material and advertising for the System unless Baxter makes a good faith determination that the Cerus name cannot be used due to third party rights. Baxter shall, to the extent practical, provide to Cerus for review copies of all proposed uses of the Cerus name and mark and references to Cerus. At Cerus' reasonable request, Baxter shall refer to the Cerus Compounds by the Cerus trademark that Cerus indicates is appropriate. Baxter shall include on material bearing such trademarks an acknowledgment that such trademarks are the property of Cerus. If necessary in any market to maintain Cerus' rights in the Cerus trademarks, Baxter shall enter into a registered user agreement regulating its use of the Cerus trademarks. Except as provided in this Section, no rights to Cerus trademarks are hereby granted to Baxter.

11.     CONFIDENTIAL INFORMATION.

        11.1 CONFIDENTIALITY AGREEMENT. The use and disclosure of information designated by either party as confidential shall be governed by the attached Schedule E Confidentiality Agreement. The Schedule E Confidentiality Agreement shall survive termination of this Agreement.

        11.2 USE OF CONSULTANTS. The parties contemplate that from time to time during the term of this Agreement third party technical consultants may be employed by either party in connection with the development of Cerus Compounds, Baxter Compounds, New Technology Compounds or Systems. The parties agree that information designated as confidential may be disclosed to such consultants provided that the other party is given reasonable notice of the circumstances and nature of the intended disclosure and that the disclosure is limited to information necessary to enable the technical consultant to provide technical consulting services. The consultant will be required to sign an agreement committing the consultant to protect such confidential information.

12.     CESSATION OF COOPERATIVE DEVELOPMENT WORK.

        12.1 CESSATION. Either party may unilaterally cease all participation in the Cooperative Development Work on a specific approved Project or all Cooperative Development Work under this Agreement upon two hundred seventy (270) days' written notice of its intent. During such 270-day period, the party unilaterally ceasing participation shall continue to perform the tasks previously agreed on and shall continue to support such party's share of (a) the approved budget for such 270-day period, as provided in Section 3 of this Agreement, or (b) if the budget has not yet been approved for such full 270-day period, the budgeted amount for that period for which there is an approved budget plus for each month during such 270-day period for which there is not an approved budget, an amount equal to the average monthly budget for the last three months for which there was an approved budget. any time thereafter, the party who did not unilaterally cease participation in the Cooperative Development Work shall have the right to proceed with the independent development of such System at its own expense. Should a party so proceed, the following terms and conditions shall apply:


                                      37.

               (a) The Premium Sharing Formula in Section 7.1 will be adjusted. The Premium shall be split between the Parties based on the percentage of the sum of (i) Final Project Total Budget funded by each Party, plus (ii) Noncash Contributions to the Project made by each party, adjusted as provided in clauses
(b) and (c) below. Such percentage being calculated as follows: for purposes of this Section only, after the cessation of funding by one Party, the funds provided by the other Party thereafter to support the Cooperative Development Work shall be considered doubled when calculating the Final Project Total Budget and the corresponding respective percentage funded by each Party. All funds provided by either Party pursuant to the approved Project Budget, or pursuant to clause (b) in the first paragraph of Section 12.1 above, prior to a Party's cessation shall be credited but not doubled.

               (b) In the event that Cerus unilaterally ceases all participation, then at Baxter's election by written notice, all marketing rights and licenses of Cerus hereunder to the System(s) developed or being developed under such Project, or under the Development Work, as the case may be, shall terminate, and Baxter shall source the Cerus Compounds from an alternative source with the cooperation of Cerus, and the Revenue Sharing Formula in Section
7.1 will be adjusted under Sections 7.2 and 12.1(a); in addition, Baxter (but not Cerus) shall be released from the obligations of Sections 3.8 and 6.3 with respect to that part of the Field that such System is intended to address.

               (c) In the event that Baxter unilaterally ceases all participation, then at Cerus' election by written notice, all marketing rights and licenses of Baxter to the System(s) developed or being developed under such Project, or under the Cooperative Development Work, as the case may be, shall terminate and Cerus shall have exclusive rights to market, sell and distribute such System throughout the world. Baxter shall provide the necessary Baxter disposables, apheresis kits, Blood Pack Units(R), Instruments, Baxter Compounds, New Technology Compounds that the Management Board determines shall be supplied by Baxter, or other components necessary for Cerus, or Cerus' Approved Distributor to sell Systems under Section 6.7. Revenue Sharing under Section 7.1 shall be adjusted under Sections 7.3, 7.4 and 12.1(a); in addition, Cerus (but not Baxter) shall be released from the obligations of Sections 3.8 and 6.3 with respect to that part of the Field that such System is intended to address.

        12.2 CESSATION PAYMENT. In the event that either party gives notice of unilateral cessation of participation on a specific approved Project or all Cooperative Development Work under this Agreement, such party shall, not later than twenty (20) days after the date of such notice, pay to the other party an amount equal to [...***...] period following the date of such cessation, or (b) if the budget has not yet been approved for such full [...***...] period, the [...***...]. Such cessation payment need not be applied by the receiving party to continuation of work on such Project or Cooperative Development Work. Neither party shall be entitled to give notice of unilateral cessation of participation on the Red Cell Project prior to January 1, 1999 on any other Project prior to two years after the approval of the Management Board to commence the Project, provided, however, that either party shall have the right to give notice of unilateral cessation of a Project prior to that date if such party concludes, reasonably and in good faith, based on an unambiguous, unsuccessful outcome in a critical test in the Project test protocol that there is no reasonable likelihood that the Project will attain Regulatory Approval.

--------
* CONFIDENTIAL TREATMENT REQUESTED


                                      38.

        12.3 SECTION 12 NOT APPLICABLE TO S59 FFP. Notwithstanding the preceding provisions of Section 12, neither Section 12.1 nor 12.2 shall apply to the S59 FFP Project. Cerus may, at any time, cease to pursue the S59 FFP Project, and neither party will have any obligation under Section 12.2 to the other with respect to the S59 FFP Project.

13.     REPORTS.

        13.1 QUARTERLY SALES REPORTS. Each quarterly payment made under Section 7 shall be accompanied by a full and accurate accounting of all Net Sales of Systems by Baxter and Cerus, as the case may be, for the calendar quarter. Each such report shall include at least the following information for each type of System separately as to each of the following regions: U.S., Europe, Japan, rest of world:

               (a) The number of stand-alone Inactivation Packages and Integrated Inactivation Sets sold to third parties by Baxter or Cerus, as the case may be;

               (b) The Net Sales, with a breakdown between Net Sales of stand-alone Inactivation Packages and Integrated Inactivations Sets;

               (c) Cost of Goods/Base Revenue with a breakdown between stand-alone Inactivation Packages and Integrated Inactivation Sets;

               (d) Computation of the Revenue Sharing Payment due to the other party.

               (e) Customer published price lists for Systems; and

               (f) Any deductions from Revenue Sharing Payments.

Each report shall include the certification of the party making the report attesting to the fact that the report is an accurate and complete accounting of all information required hereunder.

To the extent Baxter is unable to provide any such information when due, Baxter will provide to Cerus at such time Baxter's best estimates of such information, and will provide actual information as soon as it is available, provided, however, that Baxter will, in any event, provide reports when due of actual Net Sales and Cost of Goods/Base Revenue.

        13.2 COST OF GOODS/BASE REVENUE. To the extent not provided under
Section 13.1 above, each party will furnish quarterly reports to the other party on such party's Cost of Goods/Base Revenue for components supplied by such party.

14.     BOOKS AND RECORDS.

        14.1 RECORDS. Baxter and Cerus shall keep full and accurate books of account containing all particulars that may be necessary for the purpose of calculating all amounts owing to either party. Books of account maintained by the parties shall be kept at their principal place of business. All such reports and data shall be open for inspection on a confidential basis at all reasonable times and either party may conduct at its own expense, once every year during normal business hours through an independent certified public accountant, an examination of the accounts contemplated above. If any audit shall show that the selling party underpaid amounts


                                      39.

due under this Agreement herein as to the period subject of the audit, then the party which underpaid shall immediately pay to the other any such deficiency with interest thereon in accordance with Section 14.3. If the underpayment shall exceed ten percent (10%) of the amount owed for any calendar year, the party underpaying shall also reimburse the other for costs related to such audit.

        14.2 RETENTION. Books and records required to be maintained by the parties hereunder shall be retained for at least two (2) years from the date of the payment to which they pertain.

        14.3 INTEREST. All payments due hereunder that are not paid when due and payable hereunder shall bear interest at an annual rate equal to 4% (four percent) above the U.S. dollar reference rate ("prime rate") charged from time to time by Bank of America N.T. & S.A., or any successor thereto, from the date due until paid or at such lower rate as shall be the maximum rate permitted by law.

15.     TERM.

        This Agreement shall continue so long as any System is being developed or marketed under this Agreement, unless terminated earlier pursuant to Section 16.1, and provided that Cooperative Development Work may be earlier terminated pursuant to Section 12.1. Further, upon expiration of the agreement, except as otherwise provided herein, no Party shall be obligated to provide materials, disposables, Blood Pack Units(R), apheresis kits, delivery systems, Instruments and chemicals to the other Party. Upon termination of any Project by the Management Board or by mutual consent, all licenses hereunder (except those licenses granted pursuant to Section 8.6) shall terminate with respect to the subject matter of such Project (which shall not affect licenses with respect to any other Project). In the event that either party hereunder ceases participation, in the Cooperative Development Work for the Red Blood Cell Project, other than pursuant to the proviso in the last sentence of Section 12.2, all licenses of such party under this Agreement shall terminate except such licenses as may be necessary or useful in connection with other then ongoing approved Projects. Any license under Sections 8.5 and 8.6 hereof, however, shall survive any termination of this Agreement.

16.     BREACH.

        16.1 MATERIAL BREACH. Either party may terminate this Agreement for any material breach by the other party sixty (60) days after providing the other party with written details of the breach if the breach remains uncured at the end of the sixty (60) day notice period. Notwithstanding the preceding sentence, each party acknowledges that the ability of the other party to carry on the Cooperative Development work will be substantially adversely affected in the event that such party does not make payment when due to the other party. Accordingly, in the event of the failure to make any payments that are due and owing, or fund any equity purchase, a thirty (30) day notice period shall apply in lieu of such sixty (60) day notice period in the preceding sentence.

        16.2 RIGHTS ON TERMINATION. In the event of termination by either party as provided in Section 16.1, without limiting any other rights or remedies, such party shall have the rights provided for under Section 12 of the Agreement as if the other party had unilaterally ceased participation in the Cooperative Development Work.


                                      40.

17.     REPRESENTATIONS AND INDEMNITIES.

        17.1 CERUS REPRESENTATIONS. Cerus represents and warrants to Baxter as of the Effective Date that:

               (a) It has granted no prior license or assignment of rights under the Cerus Patents in the Field.

               (b) There are no foreign or United States administrative, judicial or Patent and Trademark Office proceedings contesting the inventorship or ownership of any Cerus Patent;

               (c) Neither the execution and delivery of this Agreement, nor the performance of the obligations of Cerus hereunder shall result in a violation, breach or event of default (or any event or condition which with notice or the passage of time or both would constitute an event of default) of or with respect to any agreement, mortgage, indenture or order of any court of competent jurisdiction binding upon Cerus or upon the property of Cerus;

               (d) It is party to no contract materially adverse to the obligations undertaken and rights granted in this Agreement;

               (e) The execution of this Agreement and delivery to Baxter does not conflict with the terms of any agreement to which Cerus is bound.

               (f) The Technology Transfer Agreement and the License Agreement between Cerus and HRI Research, Inc. each dated December 13, 1991 are in full force and effect and are binding and enforceable in accordance with their terms.

               (g) That Cerus has advised Baxter of any knowledge of any third party patent or Know-How that might be infringed by the incorporation of any Cerus Patent or Cerus Know-How likely to be embodied or used in a System; and

               (h) Cerus has advised Baxter of any technology not licensed to Baxter hereunder, that it believes would be necessary to optimally use the Cerus Compound in a System.

        17.2 CERUS INDEMNIFICATION -- REPRESENTATIONS AND WARRANTIES. Cerus shall indemnify Baxter for any losses sustained or expenses incurred by Baxter as a result of a breach by Cerus of any of the foregoing representations and warranties.

        17.3 CERUS INDEMNIFICATION -- PRODUCTS. Cerus shall indemnify, hold harmless and defend Baxter from and against any and all claims, damages, liability, suits, actions and expenses, including reasonable attorney's fees, by reason of liability imposed by law upon Baxter resulting from the sale of Systems to the extent any such liability, expressly including, but not limited to products liability, arises from the failure to conform to specifications for Cerus Compounds incorporated into Systems; provided that Baxter shall give Cerus prompt written notice of such claim and Cerus shall have the right to defend such claim (Baxter having the right to participate in any such defense at Baxter's own expense).


                                      41.

        17.4 INSURANCE. Cerus shall, at its own expense, establish and at all times during the period from Market Launch until three (3) years after the last delivery of a System under this Agreement products liability insurance in an amount not less than $5,000,000 each occurrence combined single limit bodily injury and property damage, provided that such insurance is available on commercially reasonable terms. The insurance policy shall be endorsed to name Baxter as an additional insured and to provide for written notification to Baxter by the insurer not less than thirty (30) days prior to cancellation, non-renewal or material change. A certificate of insurance evidencing compliance with this section and referencing this Agreement shall be furnished to Baxter by Cerus within ten (10) days of Market Launch.

        17.5 BAXTER REPRESENTATIONS. Baxter represents and warrants to Cerus as of the Effective Date that:

               (a) It has granted no prior license or assignment of rights under the Baxter Patents that would materially impair its ability to develop, manufacture or sell Systems.

               (b) There are no foreign or United States administrative, judicial or Patent and Trademark Office proceedings contesting the inventorship or ownership of any Baxter Patent that is likely to be embodied or used in a System.

               (c) neither the execution and deliver of this Agreement, nor the performance of the obligations of Baxter hereunder shall result in a violation, breach or event of default (or any event or condition which with notice or the passage of time or both would constitute an event of default) of or with respect to any agreement, mortgage, indenture, or order of any court of competent jurisdiction binding upon Baxter or upon the property of Baxter.

               (d) it is party to no contract materially adverse to the obligations undertaken in this Agreement.

               (e) The execution of this Agreement and delivery to Cerus does not conflict with the terms of any agreement to which Baxter is bound.

               (f) Except as previously disclosed to Cerus, Baxter has no current agreements with other parties for the development and commercialization of systems for the inactivation of pathogens in the Approved Project Field.

               (g) Baxter has advised Cerus of any knowledge of any third party patent or know-how that might be infringed by the incorporation by Baxter of any Baxter Patent or Baxter Know-How likely to be embodied or used in a System.

               (h) Baxter has advised Cerus of any technology not licensed to Baxter it believes would be necessary to optimally use the Baxter Patents or Baxter Know-How in a System.

        17.6 BAXTER INDEMNIFICATION - REPRESENTATIONS AND WARRANTIES. Baxter shall indemnify Cerus for losses sustained or expenses incurred by Cerus as a result of a breach by Baxter of the foregoing representations and warranties.


                                      42.

        17.7 BAXTER INDEMNIFICATION - PRODUCTS. Baxter shall indemnify, hold harmless and defend Cerus from and against any and all claims, damages, liability, suits, actions and expenses, including reasonable attorney's fees, by reason of liability imposed by law upon Cerus resulting from the sale of Systems to the extent any such liability, including but not limited to product liability, arises from the failure of components of Systems supplied by Baxter, excluding Instruments if manufactured by a third party (provided that Baxter shall contractually require any third-party manufacturer to indemnify Cerus to the full extent that Baxter is indemnified by such manufacturer), to conform to specifications; provided that Cerus shall give Baxter prompt written notice of such claim and Baxter shall have the right to defend such claim (Cerus having the right to participate in such defense at its own expense).

        17.8 BAXTER INSURANCE. In the event that the net worth of Baxter shall at any time be reduced to less than $2 billion U.S., Baxter shall, at its own expense, establish and at all times that such net worth is not maintained until three (3) years after the last delivery of a System under this Agreement maintain products liability insurance in an amount not less than $5,000,000 each occurrence combined single limit bodily injury and property damage, provided that such insurance is available on commercially reasonable terms. The insurance policy shall be endorsed to name Cerus as an additional insured and to provide for written notification to Cerus by the insurer not less than thirty (30) days prior to cancellation, non-renewal or material change. A certificate of insurance evidencing compliance with this section and referencing this Agreement shall be furnished to Cerus by Baxter within ten (10) days of the date that Baxter becomes obligated to establish such insurance.

18.     INFRINGEMENT.

        18.1 DEFENSE OF THIRD PARTY INFRINGEMENT SUITS. In the event that a third party shall sue either party alleging that the manufacture, use or sale of a System, or any part thereof, infringes a patent of such third party, then the Management Board shall have the option to control the defense of such suit. The parties shall provide reasonable cooperation in the defense of such suit and furnish all evidence in their control. All attorneys' fees as well as any judgments, settlements, or damages payable with respect to such suit shall be subject to cost sharing pursuant to Section 3.5 and shall be added to the Final Project Total Budget. Neither party shall enter into any settlement that materially affects the other party's rights or interests without such other party's prior written consent, which consent shall not be unreasonably withheld.

        18.2 SUITS FOR INFRINGEMENT BY OTHERS. In the event Baxter or Cerus becomes aware of any actual or threatened infringement of the Cerus Patents or the Cerus Know-How licensed hereunder, or the Baxter Patents or Baxter Know-How licensed hereunder, that party shall promptly notify the Management Board and the Management Board shall determine the most appropriate action to take. All expenses for pursuing such suit shall be subject to cost sharing. Any award in such suit shall be divided between the parties in proportion to the parties' relative combined cash contributions and Noncash Contributions to the product or process that is subject to the infringement.


                                      43.

        In the event the accused product is not in competition with a System in the Field,

               (a) Cerus alone may, in its sole discretion and at its expense, initiate and conduct an infringement action relating to alleged infringement of Cerus Patents or Cerus Know-How and keep any settlement or award which may be obtained.

               (b) Baxter alone may, in its sole discretion and at its expense, initiate and conduct an infringement action relating to alleged infringement of Baxter Patents or Baxter Know-How and keep any settlement or award which may be obtained.

19.     PREFERRED STOCK PURCHASE.

        Baxter will, upon Cerus' written request, purchase such amount of Preferred Stock as Cerus shall request having an aggregate purchase price not exceeding nine million five hundred thousand dollars ($9,500,000). The terms of such Special Preferred Stock are set forth in a Series B Preferred Stock Purchase Agreement being executed by the parties concurrently herewith.

20.     GENERAL.

        20.1 ENTIRE AGREEMENT. (1) This Agreement and Schedules, (2) the attached Schedule E Confidentiality Agreement of even date, (3) each stock purchase agreement pursuant to Section 4.1 hereof, and (4) the Plasma Derivatives Letter contain the entire agreement between the parties relating to the subject matter hereof and all prior understandings, representations and warranties between the parties are superseded; provided, however, that this Agreement does not limit any agreement restricting disclosure or use of confidential or proprietary information previously entered into between the parties. None of the terms of this Agreement shall be deemed to be waived or amended by either party unless such a waiver or amendment specifically references this Agreement and is in writing signed by the party to be bound. Nothing in this Agreement is intended to amend or modify the Platelet Agreement, except that this Agreement supersedes Sections 8.7 and 8.8 of such agreement, which provisions shall cease to be effective upon the execution and delivery of this Agreement.

        20.2 RELATIONSHIP OF PARTIES. Baxter acknowledges that it is not an agent of Cerus and has no authority to speak for, represent, or obligate Cerus in any way. Cerus acknowledges that it is not an agent of Baxter and has no authority to speak for, represent, or obligate Baxter in any way. This Agreement does not and shall not be deemed to create any relationship of a joint venture or a partnership.

        20.3 SENIOR BAXTER CONTACT. The senior Baxter contact of the purpose of administering this Agreement is President, Fenwal, One Baxter Parkway, Deerfield, Illinois 60015. At present, Roberto Perez occupies this position.

        20.4 SENIOR CERUS CONTACT. The senior Cerus contact for the purpose of administering this Agreement is the President of Cerus at the address first above written. At present, Mr. Stephen T. Isaacs occupies this position.

        20.5 SEVERABILITY. The parties do not intend to violate any public policy or statutory or common law. However, if any sentence, paragraph, clause or combination of this Agreement is


                                      44.

in violation of any law or is found to be otherwise unenforceable by a court from which there is no appeal, or no appeal is taken, such sentence, paragraph, clause, or combination of the same shall be deleted and the remainder of this Agreement shall remain binding, provided that such deletion does not alter the basic structure of this Agreement. In such event, the parties shall renegotiate this Agreement in good faith, but should such negotiations not result in a new agreement with ninety (90) days of the initiation of such negotiations, then this Agreement may be terminated by either party by thirty (30) days notice to the other.

        20.6 FORCE MAJEURE. Any party shall be excused from the performance of its obligations under this Agreement and shall not be liable for damages to the other if such performance is prevented by circumstances beyond its effective control. Such excuse from performance shall continue so long as the condition responsible for such excuse continues and for a thirty (30) day period thereafter. For the purposes of this Agreement, circumstances beyond the control of a party which excuse that party from performance shall include, but shall not be limited to, acts of God, acts, regulations or laws of any government including currency controls, war, civil commotion, commandeer, destruction of facility or materials by fire, earthquake, storm or other casualty, labor disturbances, judgment or injunction of any court, epidemic, and failure of public utilities or common carrier.

        20.7 NOTICES. All notices and demands required or permitted to be given or made pursuant to this Agreement shall be in writing and shall be effective when personally given or made or when placed in an envelope and deposited in the United States mail postage prepaid, addressed as follows:

IF TO BAXTER:                           IF TO CERUS, IN CARE OF:

General Counsel                         President and Chief Executive Officer
Baxter Healthcare Corporation           Cerus Corporation
One Baxter Parkway                      2525 Stanwell Drive, Suite 300
Deerfield, Illinois  60015              Concord, California  94520

WITH A COPY TO:                         WITH A COPY TO:

President, Fenwal Division              Howard G. Ervin
Baxter Healthcare Corporation           Cooley Godward LLP
One Baxter Parkway                      One Maritime Plaza, 20th Floor
Deerfield, Illinois  60015              San Francisco, California  94111

or to such other address as to which either party may notify the other.

        20.8 BINDING. This Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. This Agreement shall be assignable: (i) by either party without the consent of the other to any Affiliate of the party (an Affiliate being defined as any entity in which the party or its parent owns or controls directly or indirectly, forty percent (40%) or more of the voting securities); (ii) by either party with the written consent of the other; (iii) by either party without the consent of the other in connection with the purchase or other acquisition of substantially all the assets of its business to which this Agreement relates; or (iv) by either party in connection with a reincorporation under the laws of another state. Any attempted assignment which does not comply with the terms of this Section shall be void.


                                      45.

        20.9 GOVERNING LAW. This Agreement is deemed to have been executed in and shall be governed by and construed according to the laws of the State of Illinois.

        20.10 VENUE. In the event that Baxter files suit against Cerus, it shall do so in, and hereby agrees to submit to, the jurisdiction of a court in U.S. District Court, N.D. California. In the event that Cerus files suit against Baxter, it shall do so in, and hereby agrees to submit to, the jurisdiction of the U.S. District Court, N.D. Illinois.

        20.11 DISBURSEMENTS. Unless otherwise agreed between the parties, all disbursements from one party to another under this Agreement shall be paid on or before the due date by wire transfer to the bank account specified in writing by the party receiving the disbursement.

        20.12 PUBLICITY. Neither Baxter, Cerus, nor any of their respective representatives shall issue or cause the publication of any press release, announcement, or public communication with respect to this Agreement, the Series A Preferred Stock Purchase Agreement dated the First Amendment Effective Date, the Series B Preferred Stock Purchase Agreement or the Memorandum of Agreement between Baxter and Cerus of even date herewith, or the transactions contemplated hereby or thereby, without the prior written consent of the other party, which consent will not be unreasonably withheld or delayed. Cerus, however, will not be restricted from making any public disclosure or filing with a regulatory agency, if its counsel advises Cerus that such disclosure or filing is required or advisable to comply with applicable legal requirements.

        20.13 SURVIVAL. Sections 3.1(e)(ii), 8.5, 8.6, 11.1, 16.2, 17.3 and
17.7, and Section 1 to the extent it defines terms in such sections, shall survive the termination of this Agreement. Any payment obligations accruing prior to termination shall survive termination until paid, and Section 14 hereof shall survive termination for a period of two years.


                                      46.

        IN WITNESS WHEREOF, this Agreement is signed by duly authorized representatives of each party as of the Effective Date.

BAXTER HEALTHCARE CORPORATION                  CERUS CORPORATION




By:     /s/ Roberto Perez                      By:      /s/ Stephen T. Isaacs
        -------------------------------                -----------------------
        Roberto Perez                                  Stephen T. Isaacs
Title:  President, Fenwal Division             Title:  President

                                  SCHEDULE A-1

                             INITIAL RED CELL BUDGET

                                RED CELL PROGRAM

                                 REVISED BUDGET

                                FEBRUARY 28, 1996


STERITECH            1996                 1997                 1998                 1999
              -----------------    -----------------    ------------------    ------------------
R & D
                FTE        $         FTE        $         FTE         $         FTE         $
              -------   -------    -------   -------    -------    -------    -------    -------
Personnel     [.***.]   [.***.]    [.***.]   [.***.]    [.***.]    [.***.]    [.***.]    [.***.]
Out of Pocket           [.***.]              [.***.]               [.***.]               [.***.]
Instrument              [.***.]              [.***.]               [.***.]               [.***.]

Baxter R & D

Personnel     [.***.]   [.***.]    [.***.]   [.***.]    [.***.]    [.***.]    [.***.]    [.***.]
Out of Pocket           [.***.]              [.***.]               [.***.]               [.***.]
Instrument              [.***.]              [.***.]               [.***.]               [.***.]

Outside

[.***.]                 [.***.]              [.***.]               [.***.]               [.***.]
[.***.]                 [.***.]              [.***.]               [.***.]               [.***.]
[.***.]                 [.***.]              [.***.]               [.***.]               [.***.]
[.***.]                 [.***.]              [.***.]               [.***.]               [.***.]
[.***.]                 [.***.]              [.***.]               [.***.]               [.***.]

Total                   [.***.]              [.***.]               [.***.]               [.***.]

STERITECH           2000                 2001
              -----------------   -----------------   Project
R & D                                                  Total
                FTE        $        FTE        $
              ------    -------   ------    -------   -------
Personnel     [.***.]   [.***.]   [.***.]   [.***.]    [.***.]
Out of Pocket           [.***.]             [.***.]    [.***.]
Instrument              [.***.]             [.***.]    [.***.]

Baxter R & D

Personnel     [.***.]   [.***.]   [.***.]   [.***.]    [.***.]
Out of Pocket           [.***.]             [.***.]    [.***.]
Instrument              [.***.]             [.***.]    [.***.]

Outside

[.***.]                 [.***.]             [.***.]    [.***.]
[.***.]                 [.***.]             [.***.]    [.***.]
[.***.]                 [.***.]             [.***.]    [.***.]
[.***.]                 [.***.]             [.***.]    [.***.]
[.***.]                 [.***.]             [.***.]    [.***.]

Total                   [.***.]             [.***.]    [.***.]


                 RED CELL BUDGET, 1996 PROJECTION: STERITECH R&D


Category                  Explanation                   FTE/$
--------                  -----------                   -----
Out of Pocket              [.***.]                    $[.***.]
[.***.]                    [.***.]                     [.***.]
Instrument                 [.***.]                    $[.***.]
[.***.]                    [.***.]                     [.***.]
[.***.]                    [.***.]                     [.***.]
[.***.]                    [.***.]                     [.***.]
[.***.]                    [.***.]                     [.***.]
Project Leader             [.***.]                     [.***.]
                                                       [.***.]
Total                                                 $[.***.]

--------
* CONFIDENTIAL TREATMENT REQUESTED

                  RED CELL BUDGET, 1996 PROJECTION: BAXTER R&D

Category              Explanation                           FTE/$
--------              -----------                           -----
Out of Pocket                                                   $[...***...]
Instrument            [...***...]                                [...***...]
[...***...]           [...***...]                                [...***...]
[...***...]           [...***...]                                [...***...]
Project Coordinator                                              [...***...]
                                                                 [...***...]
Total                                                           $[...***...]


               RED CELL BUDGET, 1996 PROJECTION: OUTSIDE EXPENSES


CATEGORY                 Explanation                                 $
--------                 -----------                                ----------
[...***...]              [...***...]                               [...***...]
[...***...]              [...***...]                               [...***...]
[...***...]              [...***...]                               [...***...]
                                                                   [...***...]
Total


                 RED CELL BUDGET, 1997 PROJECTION: STERITECH R&D


Category                    Explanation                           FTE/$
--------                    -----------                           -----
Out of Pocket                                                         $[...***...]
[...***...]                 [...***...]                                [...***...]
[...***...]                 [...***...]                                [...***...]
[...***...]                 [...***...]                                [...***...]
[...***...]                 [...***...]                                [...***...]
[...***...]                 [...***...]                                [...***...]
[...***...]                 [...***...]                                [...***...]
Project Leader                                                         [...***...]
                                                                       [...***...]
Total                                                                 $[...***...]

--------
* CONFIDENTIAL TREATMENT REQUESTED

                  RED CELL BUDGET, 1997 PROJECTION: BAXTER R&D


Category              Explanation                 FTE/$
--------              -----------                 -----
Out of Pocket                                          [...***...]
Instrument            [...***...]                      [...***...]
[...***...]           [...***...]                      [...***...]
[...***...]           [...***...]                      [...***...]
Instrument            [...***...]                      [...***...]
[...***...]           [...***...]                      [...***...]
Other Technical                                        [...***...]
Project Leader                                         [...***...]
                                                       [...***...]
Total                                                 $[...***...]


               RED CELL BUDGET, 1997 PROJECTION: OUTSIDE EXPENSES


Category              Explanation                     $
--------              -----------                   -----------
[...***...]           [...***...]                   [...***...]
[...***...]           [...***...]                   [...***...]
[...***...]           [...***...]                   [...***...]
Total                                               [...***...]




                 RED CELL BUDGET, 1998 PROJECTION: STERITECH R&D

CATEGORY              Explanation              FTE/$
--------              -----------              -----
Out of Pocket                                       [...***...]
[...***...]           [...***...]                   [...***...]
[...***...]           [...***...]                   [...***...]
[...***...]           [...***...]                   [...***...]
[...***...]           [...***...]                   [...***...]
[...***...]           [...***...]                   [...***...]
[...***...]           [...***...]                   [...***...]
Project Leader                                      [...***...]
                                                    [...***...]
Total                                              $[...***...]

--------
* CONFIDENTIAL TREATMENT REQUESTED

                  RED CELL BUDGET, 1998 PROJECTION: BAXTER R&D


CATEGORY          Explanation                      FTE/$
--------          -----------                      -----
Out of Pocket                                           [...***...]
Instrument        [...***...]                           [...***...]
[...***...]       [...***...]                           [...***...]
Instrument        [...***...]                           [...***...]
[...***...]       [...***...]                           [...***...]
Other Technical                                         [...***...]
Project Leader                                          [...***...]
                                                        [...***...]
Total                                                  $[...***...]


               RED CELL BUDGET, 1998 PROJECTION: OUTSIDE EXPENSES


CATEGORY              Explanation                              $
--------              -----------                            -----------
[...***...]           [...***...]                            [...***...]
[...***...]           [...***...]                            [...***...]
[...***...]           [...***...]                            [...***...]
[...***...]           [...***...]                            [...***...]
Total                                                        [...***...]


                 RED CELL BUDGET, 1999 PROJECTION: STERITECH R&D


Category              Explanation                   FTE/$
--------              -----------                   -----
Out of Pocket                                            [...***...]
[...***...]           [...***...]                        [...***...]
[...***...]           [...***...]                        [...***...]
[...***...]           [...***...]                        [...***...]
[...***...]           [...***...]                        [...***...]
[...***...]           [...***...]                        [...***...]
Project Leader                                           [...***...]
                                                         [...***...]
Total                                                   $[...***...]

--------
* CONFIDENTIAL TREATMENT REQUESTED

                  RED CELL BUDGET, 1999 PROJECTION: BAXTER R&D


CATEGORY                     Explanation                   FTE/$
--------                     -----------                   -----
Out of Pocket                                                   [...***...]
Instrument                   [...***...]                        [...***...]
[...***...]                  [...***...]                        [...***...]
[...***...]                  [...***...]                        [...***...]
Project Leader                                                  [...***...]
                                                                [...***...]
Total                                                          $[...***...]



               RED CELL BUDGET, 1999 PROJECTION: OUTSIDE EXPENSES


Category                    Explanation                          $
--------                    -----------                    -----------
[...***...]                 [...***...]                    [...***...]
[...***...]                 [...***...]                    [...***...]
[...***...]                 [...***...]                    [...***...]
[...***...]                 [...***...]                    [...***...]
Total                                                      [...***...]



                 RED CELL BUDGET, 2000 PROJECTION: STERITECH R&D


Category              Explanation               FTE/$
--------              -----------               -----
Out of Pocket                                        [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
Project Leader                                       [...***...]
                                                     [...***...]
Total                                               $[...***...]



                  RED CELL BUDGET, 2000 PROJECTION: BAXTER R&D


Category              Explanation                 $
--------              -----------               ----------
Out of Pocket                                   [...***...]
[...***...]           [...***...]               [...***...]
[...***...]           [...***...]               [...***...]
                                                [...***...]
Total                                           [...***...]

--------
* CONFIDENTIAL TREATMENT REQUESTED

               RED CELL BUDGET, 2000 PROJECTION: OUTSIDE EXPENSES


Category              Explanation               FTE/$
--------              -----------               -----
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
Total                                               $[...***...]




                  RED CELL BUDGET, 2000 PROJECTION: BAXTER R&D


Category              Explanation                 $
--------              -----------               -----------
Out of Pocket                                   [...***...]
Instrument            [...***...]               [...***...]
Technical support     [...***...]               [...***...]
Total                                           [...***...]
                                                [...***...]

--------
* CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE A-2

                    1998 RED CELL PROGRAM BUDGET DEVELOPMENT

                                  [...***...]



--------
* CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE B

                             INITIAL S59 FFP BUDGET

                                   FFP PROGRAM

                                 REVISED BUDGET

                                FEBRUARY 28, 1996

STERITECH            1996                 1997                 1998                 1999                  2000
              -----------------    -----------------    ------------------    ------------------    -----------------    Project
R & D                                                                                                                     Total
                FTE        $         FTE        $         FTE         $         FTE         $         FTE        $
              -------   -------    -------   -------    -------    -------    -------    -------    ------    -------    -------
Personnel     [.***.]   [.***.]    [.***.]   [.***.]    [.***.]    [.***.]    [.***.]    [.***.]    [.***.]   [.***.]    [.***.]
Out of Pocket           [.***.]              [.***.]               [.***.]               [.***.]              [.***.]    [.***.]
                                                                                                                         [.***.]

Baxter R & D

Personnel     [.***.]   [.***.]    [.***.]   [.***.]    [.***.]    [.***.]    [.***.]    [.***.]    [.***.]   [.***.]    [.***.]
Out of Pocket           [.***.]              [.***.]               [.***.]               [.***.]              [.***.]    [.***.]
Instrument              [.***.]              [.***.]               [.***.]               [.***.]              [.***.]    [.***.]

Outside
[.***.]                 [.***.]              [.***.]               [.***.]               [.***.]              [.***.]    [.***.]
[.***.]                 [.***.]              [.***.]               [.***.]               [.***.]              [.***.]    [.***.]
[.***.]                 [.***.]              [.***.]               [.***.]               [.***.]              [.***.]    [.***.]
[.***.]                 [.***.]              [.***.]               [.***.]               [.***.]              [.***.]    [.***.]

Total                   [.***.]              [.***.]               [.***.]               [.***.]              [.***.]    [.***.]



                   FFP BUDGET, 1996 PROJECTION: STERITECH R&D


Category                                Explanation                 FTE/$
--------                                -----------                 -----
Out of Pocket                            [.***.]                   $[.***.]
[.***.]                                  [.***.]                    [.***.]
[.***.]                                  [.***.]                   $[.***.]
[.***.]                                  [.***.]                    [.***.]
[.***.]                                  [.***.]                    [.***.]
[.***.]                                  [.***.]                    [.***.]
[.***.]                                  [.***.]                    [.***.]
                                                                   -------
Total                                                               [.***.]
                                                                   $[.***.]

--------
* CONFIDENTIAL TREATMENT REQUESTED

                     FFP BUDGET, 1996 PROJECTION: BAXTER R&D


Category              Explanation               FTE/$
--------              -----------               -----
Out of Pocket         [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
Project Leader        [...***...]                    [...***...]
                                                     [...***...]
Total                                               $[...***...]


                  FFP BUDGET, 1996 PROJECTION: OUTSIDE EXPENSES


CATEGORY              Explanation                    $
--------              -----------               -----------
[...***...]           [...***...]               [...***...]
[...***...]           [...***...]               [...***...]
Total                                           [...***...]


                   FFP BUDGET, 1997 PROJECTION: STERITECH R&D


Category              Explanation               FTE/$
--------              -----------               -----
Out of Pocket         [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
Project Leader        [...***...]                    [...***...]
                                                     [...***...]
Total                                               $[...***...]

--------
* CONFIDENTIAL TREATMENT REQUESTED

                     FFP BUDGET, 1997 PROJECTION: BAXTER R&D


Category              Explanation               FTE/$
--------              -----------               -----
Out of Pocket                                        [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
                                                     [...***...]
Project Leader        [...***...]                    [...***...]
Total                                                [...***...]
                                                    $[...***...]


                  FFP BUDGET, 1997 PROJECTION: OUTSIDE EXPENSES


Category              Explanation                    $
--------              -----------               -----------
[...***...]           [...***...]               [...***...]
[...***...]           [...***...]               [...***...]
[...***...]           [...***...]               [...***...]
Total                                           [...***...]


                   FFP BUDGET, 1998 PROJECTION: STERITECH R&D


CATEGORY              Explanation               FTE/$
--------              -----------               -----
Out of Pocket         [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
Project Leader        [...***...]                    [...***...]
                                                     [...***...]
Total                                               $[...***...]

--------
* CONFIDENTIAL TREATMENT REQUESTED

                        FFP, 1998 PROJECTION: BAXTER R&D


CATEGORY              Explanation               FTE/$
--------              -----------               -----
Out of Pocket         [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
                                                     [...***...]
Project Leader        [...***...]                    [...***...]
                                                     [...***...]
Total                                               $[...***...]


                  FFP BUDGET, 1998 PROJECTION: OUTSIDE EXPENSES


CATEGORY              Explanation                    $
--------              -----------               -----------
[...***...]           [...***...]               [...***...]
[...***...]           [...***...]               [...***...]
Total                                           [...***...]


                   FFP BUDGET, 1999 PROJECTION: STERITECH R&D


Category              Explanation               FTE/$
--------              -----------               -----
Out of Pocket         [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
                                                     [...***...]
Total                                               $[...***...]


                     FFP BUDGET, 1999 PROJECTION: BAXTER R&D


CATEGORY              Explanation               FTE/$
--------              -----------               -----
Out of Pocket         [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
Project Leader        [...***...]                    [...***...]
Total                                                [...***...]
                                                    $[...***...]

--------
* CONFIDENTIAL TREATMENT REQUESTED

                  FFP BUDGET, 1999 PROJECTION: OUTSIDE EXPENSES


Category              Explanation                    $
--------              -----------               -----------
[...***...]           [...***...]               [...***...]
Total                                           [...***...]


                   FFP BUDGET, 2000 PROJECTION: STERITECH R&D


Category              Explanation               FTE/$
--------              -----------               -----
Out of Pocket         [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
Project Leader        [...***...]                    [...***...]
                                                     [...***...]
Total                                               $[...***...]


                        FFP, 2000 PROJECTION: BAXTER R&D


Category              Explanation               FTE/$
--------              -----------               -----
[...***...]           [...***...]                    [...***...]
[...***...]           [...***...]                    [...***...]
Project Leader        [...***...]                    [...***...]
                                                     [...***...]
Total                                               $[...***...]


                  FFP BUDGET, 2000 PROJECTION: OUTSIDE EXPENSES


Category              Explanation               [...***...]
--------              -----------               -----------
[...***...]           [...***...]               [...***...]
Total                                           [...***...]

--------
* CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE C

                                 NO SCHEDULE C

                                   SCHEDULE D

                           PLASMA DERIVATIVES LETTER

[BAXTER LETTERHEAD]

January 18, 1996

Mr. Stephen T. Isaacs
President and CEO
Steritech, Inc.
2525 Stanwell Drive
Suite 300
Concord, CA  94520

Re:       [...***...]

Dear Steve:

Thank you for your letter of December 26, 1995 discussing the rescission of your Notice dated November 10, 1995. As we discussed on several occasions, Baxter is [...***...]. It has always been the position of Baxter that the Steritech decontamination technology would be [...***...]. With this in mind, this letter confirms the agreement of Baxter and Steritech that:

        (i) Steritech is entitled to negotiate and enter into agreements with third parties for the development and/or licensing to such third parties of [...***...], free of any rights of Baxter and without obligation to Baxter, except as set forth in clause (ii) below.

        (ii) In those cases where Steritech licenses [...***...] other than Baxter, Steritech shall, at Baxter's written request, license such Steritech technology to Baxter for such product on terms no less favorable than the terms received by such other manufacturer.

Steritech will notify Baxter of the names of the their-party manufacturers with whom Steritech is negotiating for licenses to Steritech's [...***...].

This letter agreement supersedes [...***...] of the Development, Manufacturing and Marketing Agreement between Steritech and Baxter, dated as of December 10, 1993, insofar as such section concerns [...***...]. (For the purposes of this letter, the term [...***...] used in such section.)


--------
* CONFIDENTIAL TREATMENT REQUESTED

Upon the execution and delivery by Steritech of this letter where indicated below, the Notice dated November 10, 1996 is rescinded.

Sincerely,



/s/  Kim C. Bush
Kim C. Bush
President, Fenwal Division
Biotech Group


AGREED AS SET FORTH ABOVE
Steritech, Inc.


By:  /s/ Stephen T. Isaacs
   -------------------------------
          Stephen T. Isaacs
          President

                                   SCHEDULE E

                            CONFIDENTIALITY AGREEMENT

                            CONFIDENTIALITY AGREEMENT



        THIS AGREEMENT, made in March 18, 1996 with respect to the Development, Manufacturing and Marketing Agreement ("Agreement") between Baxter and Steritech dated as of April 1, 1996 between STERITECH, INC. ("Steritech"), having a principal place of business as 2525 Stanwell Drive, Concord, California and BAXTER HEALTHCARE CORPORATION ("Baxter"), a corporation having a principal place of business at One Baxter Parkway, Deerfield, Illinois 60015, to assure the protection and preservation of Proprietary Information disclosed or to be disclosed or made available to each other in connection with the Agreement.

        WHEREAS, the parties have entered into a development, manufacturing and marketing collaboration pursuant to the Agreement;

        WHEREAS, the parties desire to assure the confidential status of the information which may be disclosed to each other in connection with the Agreement;

        NOW THEREFORE, in reliance upon and in consideration of the following undertakings, the parties agree as follows:

        1. All information disclosed to the other party shall be deemed to be "Proprietary Information." In particular, Proprietary Information shall be deemed to include any information, process, technique, algorithm, program, design, drawing, formula or test data relating to any research project work in progress, future development, engineering, manufacturing, marketing, servicing, financing or personnel matter relating to the disclosing party, its present or future products, sales, suppliers, clients, customers, employees, investors, or business. Any Proprietary Information outside the scope of the Agreement shall be identified by the disclosing party in writing and marked "Confidential" or if such Proprietary Information is disclosed orally, within 30 days after such disclosure the Proprietary Information shall be reduced to writing and marked "Confidential" by the disclosing party and such writing forwarded to the receiving party.

        2. The term "Proprietary Information" shall not be deemed to include information which: (i) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available; (ii) is known by the receiving party at the time of receiving such information as evidenced by its records; (iii) is furnished to the receiving party by a third party whom the receiving party believes has a right to disclose such information; (iv) is independently developed by the receiving party without any breach of this Confidentiality Agreement; and (v) is the subject of a written permission to disclose provided by the disclosing party.

        3. Each party shall maintain in trust and confidence and not disclose to any third party or use for any unauthorized purpose any Proprietary Information received from the other party. However, each party may disclose Proprietary Information to its affiliates who are bound by this Agreement (affiliates include: any company owning 40% or more of a party, or a subsidiary of the party, or a subsidiary of a party owning 40% or more of the party). Each party may use such Proprietary Information only to the extent required under the Agreement.

        4. The responsibilities of the parties with respect to the Proprietary Information are limited to using the same degree of care used to protect their own Proprietary Information from unauthorized use or disclosure. Both parties shall advise their employees or agents who might have access to such Proprietary Information of the confidential nature thereof.

        5. This Confidentiality Agreement shall continue in full force and effect for so long as the parties continue to exchange Proprietary Information under the Agreement. The termination of the Agreement shall not relieve either party of the obligations imposed by this Confidentiality Agreement with respect to Proprietary Information disclosed prior to the effective date of such termination, which obligations shall survive the termination of the Agreement for a period of two (2) years from the date of disclosure.

        6. Each party hereby acknowledges and agrees that in the event of any breach of this Confidentiality Agreement by the other party, including, without limitation, the actual or threatened disclosure of a disclosing party's Proprietary Information without the prior express written consent of the disclosing party, the disclosing party will suffer an irreparable injury, such that no remedy at law will afford it adequate protection against, or appropriate compensation for such injury. Accordingly, each party hereby agrees that the other party shall be entitled to any injunctive relief as may be granted by a court of competent jurisdiction.



AGREED TO:                                 AGREED TO:

STERITECH, INC.                            BAXTER HEALTHCARE CORPORATION





By:       Stephen T. Isaacs                By:       Kim Bush
          President                                  President, Fenwal Division

                                   SCHEDULE F

                                  NO SCHEDULE F

                                   SCHEDULE G

                            STOCK PURCHASE AGREEMENT

                                   SCHEDULE H

                     EXAMPLE OF COST OF GOODS/BASE REVENUE


                                  [...***...]


--------
* CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE I

                             AMORTIZATION SCHEDULE

                                   SCHEDULE I

                       MAXIMUM AMOUNT OF AMORTIZATION TO
                            REDUCE COMMITTED FUNDING


        Set forth below are the maximum amounts of amortization that may reduce the minimum committed funding by Baxter under Section 3.3.


                                   MAXIMUM
        YEAR                      REDUCTION
        ----                      ---------
        1998                     [...***...]
        1999                     [...***...]
        2000                     [...***...]
        2001                     [...***...]
        2002                     [...***...]
        2003                     [...***...]

--------
* CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE J

                     BAXTER NON-EMPLOYEE SECURITY AGREEMENT

                                   SCHEDULE J



BAXTER HEALTH CORPORATION                         NONEMPLOYEE SECURITY AGREEMENT
DEERFIELD, ILLINOIS  60015

IN CONSIDERATION OF MY POTENTIAL OR CONTINUED BUSINESS RELATIONSHIP OR ASSOCIATION WITH BAXTER HEALTHCARE CORPORATION OR ONE OF ITS AFFILIATED COMPANIES, SUCCESSORS OR ASSIGNS, (TOGETHER "BAXTER")

I, ________________________________ INDIVIDUALLY, AND ON BEHALF OF MY EMPLOYER,
          (PRINTED NAME)
_______________________________________________________________________FOR WHICH
               (PRINT COMPANY NAME AND ADDRESS)

I AM AUTHORIZED TO SIGN THIS AGREEMENT AGREE TO THE FOLLOWING TERMS AND CONDITIONS OF ASSOCIATION:

        (a) I UNDERSTAND THAT DURING THE COURSE OF MY ASSOCIATION WITH BAXTER I MAY ACQUIRE OR HAVE ACCESS TO INFORMATION THAT IS CONFIDENTIAL AND OF GREAT VALUE TO BAXTER. THIS INFORMATION MAY INCLUDE THE NATURE OF RESEARCH AND/OR DEVELOPMENT PROJECTS AS WELL AS DATA RELATING TO THEM; IT MAY FURTHER INCLUDE, WITHOUT LIMITATION, PRODUCTS, CUSTOMERS, SUPPLIERS, PRICING, COSTS, KNOW-HOW, STRATEGIES, PROGRAMS, PROCESSES, AND PRACTICES.

        (b) I AGREE TO USE BAXTER'S CONFIDENTIAL INFORMATION ONLY FOR THE DIRECT AND SOLE BENEFIT OF BAXTER, AND I WILL NOT DISCLOSE BAXTER'S CONFIDENTIAL INFORMATION TO OTHERS WITHOUT THE EXPRESS WRITTEN AUTHORIZATION OF BAXTER, PROVIDED, HOWEVER, THAT ANY INFORMATION RELATING TO pathogen inactivation TECHNOLOGY OR PROGRAMS MAY BE DISCLOSED TO CERUS CORPORATION ("CERUS") FOR USE CONSISTENT WITH THE TERMS OF AGREEMENTS IN AFFECT BETWEEN BAXTER AND CERUS (THE "COLLABORATION AGREEMENTS").

        (c) I AGREE THAT THE FOREGOING RESTRICTIONS ON THE USE AND DISCLOSURE OF BAXTER'S CONFIDENTIAL INFORMATION SHALL CONTINUE for ten years following the DATE OF THIS AGREEMENT AND SHALL SURVIVE TERMINATION OF MY ASSOCIATION WITH BAXTER. I UNDERSTAND FURTHER THAT THE FOREGOING RESTRICTIONS DO NOT APPLY TO INFORMATION WHICH I CAN ESTABLISH BY MY WRITTEN RECORDS WAS IN MY POSSESSION PRIOR TO DISCLOSURE BY BAXTER TO ME, OR IS OR BECOMES PUBLIC KNOWLEDGE THROUGH NO FAULT OF MY OWN, OR WHICH I ACQUIRE FROM OTHERS NOT UNDER OBLIGATION OF SECRECY TO BAXTER.

I UNDERSTAND THAT DURING THE COURSE OF MY ASSOCIATION WITH BAXTER I MAY ALSO ACQUIRE OR HAVE ACCESS TO INFORMATION THAT IS CONFIDENTIAL AND OF GREAT VALUE TO THIRD PARTIES. I WILL COMPLY WITH THE TERMS OF ANY APPLICABLE CONFIDENTIALITY AGREEMENT BETWEEN BAXTER AND A THIRD PARTY, AND WILL NOT USE OR DISCLOSE THIRD PARTY CONFIDENTIAL INFORMATION IN VIOLATION OF AN APPLICABLE CONFIDENTIALITY AGREEMENT.

I WILL NOT REMOVE FROM BAXTER'S PREMISES ANY DOCUMENTS, FILES, RECORDS, CORRESPONDENCE, NOTES, OR OTHER PAPERS (INCLUDING COPIES) RELATING TO THE BUSINESS OF BAXTER, EXCEPT AS OUR ASSOCIATION SHALL REQUIRE AND WITH PERMISSION OF AN AUTHORIZED BAXTER REPRESENTATIVE, AND IN SUCH CASES I WILL PROMPTLY RETURN SUCH ITEMS TO BAXTER UPON REQUEST OR UPON TERMINATION OF MY ASSOCIATION.

IF DURING MY ASSOCIATION WITH BAXTER I AM GIVEN, OR PREPARE OR PRODUCE, ANY DRAWINGS, SAMPLES, PROTOTYPES, PRODUCTS OR EQUIPMENT ACCORDING TO BAXTER'S SPECIFICATIONS, OR INCORPORATING ANY OF BAXTER'S IDEAS OR TECHNOLOGY, I AGREE NOT TO SHOW OR DISPLAY TO ANY THIRD PARTY, NOR IN ANY MANNER PUBLICLY USE, OR GIVE, DISTRIBUTE, TRANSFER OR SELL, TO ANY THIRD PARTY ANY OF THE AFORESAID ITEMS WITHOUT FIRST OBTAINING THE EXPRESS WRITTEN PERMISSION OF BAXTER, EXCEPT DISCLOSURE TO CERUS AND USE CONSISTENT WITH THE COLLABORATION AGREEMENT.

I UNDERSTAND THAT, EXCEPT FOR INFORMATION DISCLOSED PURSUANT TO THE COLLABORATION AGREEMENTS, BAXTER IS NOT WILLING TO ACCEPT ON A CONFIDENTIAL BASIS ANY INFORMATION, SUGGESTION OR IDEA BELONGING TO ME OR MY EMPLOYER. I THEREFORE AGREE THAT IF I DO DISCLOSE SUCH INFORMATION, SUGGESTION OR IDEA TO BAXTER, BAXTER SHALL HAVE NO LIABILITY TO ME OR MY EMPLOYER BECAUSE OF BAXTER'S DISCLOSURE OR USE OF SUCH INFORMATION, SUGGESTION OR IDEA, EXCEPT LIABILITY FOR INFRINGEMENT OF ANY VALID PATENT NOW OR HEREAFTER ISSUED THEREON.

DATED THIS _______ DAY OF _____________________

                   SIGNATURE:____________________________________________

                   TITLE:________________________________________________
ACCEPTED ON  _____________________

                   BAXTER HEALTHCARE CORPORATION

                   BY:___________________________________________________

                   TITLE:________________________________________________